REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Security Life of Denver Insurance Company and Policyholders of Security Life Separate Account S-A1

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the divisions of Security Life Separate Account S-A1 (the “Separate Account”) listed in Appendix A, as of December 31, 2023, the related statements of operations, changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the divisions of the Separate Account as of December 31, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the underlying mutual fund. We believe that our audits provide a reasonable basis for our opinion.

/s/Deloitte & Touche LLP

Chicago, Illinois
April 16, 2024

We have served as the auditor of Security Life Separate Account S-A1 since 2021.

1

Security Life Separate Account S-A1
APPENDIX A

Division	Statements of Assets and Liabilities as of	Statements of Operations for the Year ended	Statements Of Changes in Net Assets for the Two Years ended	Financial Highlights for Three Years Ended
Invesco V.I. Core Equity Fund - Series I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Voya Intermediate Bond Portfolio - Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Voya Government Liquid Assets Portfolio - Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Voya High Yield Portfolio – Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Voya International Index Portfolio - Class I	December 31, 2023	December 31, 2023	For the period from July 8, 2022 to December 31, 2022 and for the year ended December 31, 2023	For the period from July 8, 2022 to December 31, 2022 and for the year ended December 31, 2023
Voya Large Cap Growth Portfolio - Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Voya U.S. Stock Index Portfolio - Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
VY® JPMorgan Small Cap Core Equity Portfolio - Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
VY® Invesco Equity and Income Portfolio -Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Voya Global Insights Portfolio – Class I *	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Voya Russell™ Large Cap Growth Index Portfolio - Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023
Voya Russell™ Large Cap Value Index Portfolio - Class I	December 31, 2023	December 31, 2023	December 31, 2023	December 31, 2023

* Name changed during the year

2

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Assets and Liabilities
December 31, 2023
(Dollars in thousands)

	Invesco V.I. Core Equity Fund - Series I	Voya Intermediate Bond Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I	Voya High Yield Portfolio - Class I	Voya International Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$46	$40	$87	$13	$51
Total assets	46	40	87	13	51
Net assets	$46	$40	$87	$13	$51

Total number of mutual fund shares	1,557	3,665	86,732	1,504	4,630

Cost of mutual fund shares	$45	$49	$87	$14	$44

The accompanying notes are an integral part of these financial statements.
3

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Assets and Liabilities
December 31, 2023
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Class I	Voya U.S. Stock Index Portfolio - Class I	VY® JPMorgan Small Cap Core Equity Portfolio - Class I	VY® Invesco Equity and Income Portfolio - Class I	Voya Global Insights Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$335	$75	$99	$19	$102
Total assets	335	75	99	19	102
Net assets	$335	$75	$99	$19	$102

Total number of mutual fund shares	24,605	4,234	6,611	457	5,683

Cost of mutual fund shares	$383	$69	$103	$17	$99

The accompanying notes are an integral part of these financial statements.
4

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Assets and Liabilities
December 31, 2023
(Dollars in thousands)

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$205	$357	$140
Total assets	205	357	140
Net assets	$205	$357	$140

Total number of mutual fund shares	19,876	4,911	5,617

Cost of mutual fund shares	$211	$99	$152

The accompanying notes are an integral part of these financial statements.
5

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Operations
For the Year Ended December 31, 2023
(Dollars in thousands)

	Invesco V.I. Core Equity Fund - Series I	Voya Intermediate Bond Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I	Voya High Yield Portfolio - Class I	Voya International Index Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$—	$2	$4	$1	$3
Expenses:
Mortality and expense risk charges	—	1	1	—	1
Total expenses	—	1	1	—	1
Net investment income (loss)	—	1	3	1	2

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	—	—	—	—
Capital gains distributions	1	—	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	1	—	—	—	—
Net change in unrealized appreciation
(depreciation) of investments	7	1	—	1	5
Net realized and unrealized gain (loss)
on investments	8	1	—	1	5
Net increase (decrease) in net assets
resulting from operations	$8	$2	$3	$2	$7

The accompanying notes are an integral part of these financial statements.
6

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Operations
For the Year Ended December 31, 2023
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Class I	Voya U.S. Stock Index Portfolio - Class I	VY® JPMorgan Small Cap Core Equity Portfolio - Class I	VY® Invesco Equity and Income Portfolio - Class I	Voya Global Insights Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$—	$1	$—	$—	$—
Expenses:
Mortality and expense risk charges	4	1	1	—	1
Total expenses	4	1	1	—	1
Net investment income (loss)	(4)	—	(1)	—	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(5)	—	—	—	—
Capital gains distributions	—	7	5	1	10
Total realized gain (loss) on investments
and capital gains distributions	(5)	7	5	1	10
Net change in unrealized appreciation
(depreciation) of investments	99	8	5	—	15
Net realized and unrealized gain (loss)
on investments	94	15	10	1	25
Net increase (decrease) in net assets
resulting from operations	$90	$15	$9	$1	$24

The accompanying notes are an integral part of these financial statements.
7

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Operations
For the Year Ended December 31, 2023
(Dollars in thousands)

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$—	$2	$3
Expenses:
Mortality and expense risk charges	3	5	2
Total expenses	3	5	2
Net investment income (loss)	(3)	(3)	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1)	8	1
Capital gains distributions	1	14	—
Total realized gain (loss) on investments
and capital gains distributions	—	22	1
Net change in unrealized appreciation
(depreciation) of investments	36	91	9
Net realized and unrealized gain (loss)
on investments	36	113	10
Net increase (decrease) in net assets
resulting from operations	$33	$110	$11

The accompanying notes are an integral part of these financial statements.
8

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022

	Invesco V.I. Core Equity Fund - Series I	Voya Intermediate Bond Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I	Voya High Yield Portfolio - Class I
Net assets at January 1, 2022	$49	$45	$84	$14

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	1	—	—
Total realized gain (loss) on investments
and capital gains distributions	7	—	—	—
Net change in unrealized appreciation
(depreciation) of investments	(17)	(8)	—	(2)
Net increase (decrease) in net assets resulting from operations	(10)	(7)	—	(2)
Changes from principal transactions:
Surrenders & withdrawals	(1)	—	—	—
Transfers between Divisions (including fixed account), net	(1)	—	—	(1)
Increase (decrease) in net assets
derived from principal transactions	(2)	—	—	(1)
Total increase (decrease) in net assets	(12)	(7)	—	(3)
Net assets at December 31, 2022	37	38	84	11

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	1	3	1
Total realized gain (loss) on investments
and capital gains distributions	1	—	—	—
Net change in unrealized appreciation
(depreciation) of investments	7	1	—	1
Net increase (decrease) in net assets resulting from operations	8	2	3	2
Changes from principal transactions:
Surrenders & withdrawals	—	—	—	—
Transfers between Divisions (including fixed account), net	1	—	—	—
Increase (decrease) in net assets
derived from principal transactions	1	—	—	—
Total increase (decrease) in net assets	9	2	3	2
Net assets at December 31, 2023	$46	$40	$87	$13

The accompanying notes are an integral part of these financial statements.
9

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022

	Voya International Index Portfolio - Class I	Voya Large Cap Growth Portfolio - Class I	Voya U.S. Stock Index Portfolio - Class I	VY® JPMorgan Small Cap Core Equity Portfolio - Class I
Net assets at January 1, 2022	$—	$391	$83	$110

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(5)	—	(1)
Total realized gain (loss) on investments
and capital gains distributions	—	87	8	16
Net change in unrealized appreciation
(depreciation) of investments	2	(202)	(23)	(35)
Net increase (decrease) in net assets resulting from operations	2	(120)	(15)	(20)
Changes from principal transactions:
Surrenders & withdrawals	—	(23)	(7)	(1)
Transfers between Divisions (including fixed account), net	42	1	—	(2)
Increase (decrease) in net assets
derived from principal transactions	42	(22)	(7)	(3)
Total increase (decrease) in net assets	44	(142)	(22)	(23)
Net assets at December 31, 2022	44	249	61	87

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	(4)	—	(1)
Total realized gain (loss) on investments
and capital gains distributions	—	(5)	7	5
Net change in unrealized appreciation
(depreciation) of investments	5	99	8	5
Net increase (decrease) in net assets resulting from operations	7	90	15	9
Changes from principal transactions:
Surrenders & withdrawals	—	(1)	—	—
Transfers between Divisions (including fixed account), net	—	(3)	(1)	3
Increase (decrease) in net assets
derived from principal transactions	—	(4)	(1)	3
Total increase (decrease) in net assets	7	86	14	12
Net assets at December 31, 2023	$51	$335	$75	$99

The accompanying notes are an integral part of these financial statements.
10

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022

	VY® Invesco Equity and Income Portfolio - Class I	Voya Global Insights Portfolio - Class I	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Net assets at January 1, 2022	$19	$137	$231	$374

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(1)	(3)	(3)
Total realized gain (loss) on investments
and capital gains distributions	3	13	43	31
Net change in unrealized appreciation
(depreciation) of investments	(4)	(57)	(99)	(143)
Net increase (decrease) in net assets resulting from operations	(1)	(45)	(59)	(115)
Changes from principal transactions:
Surrenders & withdrawals	—	(16)	(1)	(6)
Transfers between Divisions (including fixed account), net	—	3	—	1
Increase (decrease) in net assets
derived from principal transactions	—	(13)	(1)	(5)
Total increase (decrease) in net assets	(1)	(58)	(60)	(120)
Net assets at December 31, 2022	18	79	171	254

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(1)	(3)	(3)
Total realized gain (loss) on investments
and capital gains distributions	1	10	—	22
Net change in unrealized appreciation
(depreciation) of investments	—	15	36	91
Net increase (decrease) in net assets resulting from operations	1	24	33	110
Changes from principal transactions:
Surrenders & withdrawals	—	—	—	(2)
Transfers between Divisions (including fixed account), net	—	(1)	1	(5)
Increase (decrease) in net assets
derived from principal transactions	—	(1)	1	(7)
Total increase (decrease) in net assets	1	23	34	103
Net assets at December 31, 2023	$19	$102	$205	$357

The accompanying notes are an integral part of these financial statements.
11

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Statements of Changes in Net Assets
For the Years Ended December 31, 2023 and 2022

Voya Russell™ Large Cap Value Index Portfolio - Class I
Net assets at January 1, 2022	$152

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—
Total realized gain (loss) on investments
and capital gains distributions	3
Net change in unrealized appreciation
(depreciation) of investments	(14)
Net increase (decrease) in net assets resulting from operations	(11)
Changes from principal transactions:
Surrenders & withdrawals	(9)
Transfers between Divisions (including fixed account), net	(2)
Increase (decrease) in net assets
derived from principal transactions	(11)
Total increase (decrease) in net assets	(22)
Net assets at December 31, 2022	130

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1
Total realized gain (loss) on investments
and capital gains distributions	1
Net change in unrealized appreciation
(depreciation) of investments	9
Net increase (decrease) in net assets resulting from operations	11
Changes from principal transactions:
Surrenders & withdrawals	(2)
Transfers between Divisions (including fixed account), net	1
Increase (decrease) in net assets
derived from principal transactions	(1)
Total increase (decrease) in net assets	10
Net assets at December 31, 2023	$140

The accompanying notes are an integral part of these financial statements.
12

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

1.Organization
Security Life of Denver Insurance Company Security Life Separate Account S-A1 (the “Account”) was established by a predecessor of Security Life of Denver Insurance Company (“SLD” or the “Company”) on February 25, 1994 to support the operations of The Future Dimensions Variable Annuity contracts ("Contracts"). The Account is closed to new deposits and new policyholders. The Company is an indirect, wholly owned subsidiary of Resolution Life U.S. Holdings, Inc. ("Resolution Life US"), a Delaware corporation.

Prior to January 4, 2021, the Company was an indirect, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial"). On January 4, 2021, Voya Financial consummated a series of transactions pursuant to a Master Transaction Agreement entered into on December 18, 2019 with Resolution Life US, pursuant to which Resolution Life US acquired all of the shares of the capital stock of several subsidiaries of Voya Financial.

The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. SLD provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or the fixed account (an investment option in the Company’s general account), as directed by the contract owners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business SLD may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of SLD. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of SLD.

At December 31, 2023, the Account had 13 investment divisions (“Divisions”) which invest in independently managed mutual funds. The assets in each Division are invested in shares of a designated fund (“Fund”) of various investment trusts (“Trusts”).

The Divisions with asset balances at December 31, 2023 and related Trusts are as follows:

AIM Variable Insurance Funds:	Voya Partners, Inc.:
Invesco V.I. Core Equity Fund - Series I	Voya Global Insights Portfolio - Class I
Voya Intermediate Bond Portfolio:	VY® Invesco Equity and Income Portfolio - Class I
Voya Intermediate Bond Portfolio - Class I	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I
Voya Investors Trust:	Voya Variable Portfolios, Inc.:
Voya Government Liquid Assets Portfolio - Class I	Voya International Index Portfolio - Class I
Voya High Yield Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Large Cap Growth Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya U.S. Stock Index Portfolio - Class I
VY® JPMorgan Small Cap Core Equity Portfolio - Class I

The names of certain Trusts and Divisions were changed during 2023. The following is a summary of current and former names for those Trusts and Divisions:

13

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

Current Name	Former Name
Voya Partners, Inc.:	Voya Partners, Inc.:
Voya Global Insights Portfolio - Class I	VY® Invesco Global Portfolio - Initial Class

Basis of Presentation

The Account's financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP"). The principal accounting policies applied in the preparation of these financial statements are set out in Note 2.

2.    Significant Accounting Policies
The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments made in shares of the respective Funds within each Division are recorded at fair value, determined by the net asset value per share of the respective Fund. Investment transactions are recorded on the trade date. Distributions of net investment income and capital gains are recognized on the ex-distribution date. Realized gains and losses on redemptions of shares are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of SLD, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of SLD, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Account.

14

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the Divisions. To the extent that benefits to be paid to the contract owners exceed their account values, SLD will contribute additional amounts to fund the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to SLD. All Contracts in the Account are currently in the accumulation period. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including surrenders and withdrawals. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) SLD related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by SLD).

Subsequent Events

The Account has evaluated all events through the date the financial statements were issued to determine whether any event required either recognition or disclosure in the financial statements. The Account is not aware of any subsequent events that would have a material effect on the financial statements of the Account.

3.    Financial Instruments
The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.
The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2023 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2023. The Account had no liabilities as of December 31, 2023.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.
15

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

▪Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
▪Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly. Level 2 inputs include the following:
a.Quoted prices for similar assets or liabilities in active markets;
b.Quoted prices for identical or similar assets or liabilities in non-active markets;
c.Inputs other than quoted market prices that are observable; and
d.Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own judgments about the assumptions that market participants would use in valuing the asset or liability.

4.    Charges and Fees
Under the terms of the Contracts, certain charges and fees are incurred by the Contracts to cover SLD’s expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

SLD assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at an annual rate up to 1.37% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.

Asset Based Administrative Charges

A charge to cover administrative expenses of the Account is deducted at an annual rate of 0.15% of the assets attributable to the Contracts. These charges are assessed through a reduction in unit values.

Contract Maintenance Charges

An annual Contract maintenance fee of up to $30 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contract. These charges are assessed through the redemption of units.

Contingent Deferred Sales Charges

For certain Contracts, a contingent deferred sales charge (“Surrender Charge”) is imposed as a percentage that ranges up to 7.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken, as specified in the Contract. These charges are assessed through the redemption of units.
16

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

Fees Waived by SLD

Certain charges and fees for various types of Contracts may be waived by SLD. SLD reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5. Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 follow:

	Purchases	Sales
	(Dollars in thousands)
AIM Variable Insurance Funds:
Invesco V.I. Core Equity Fund - Series I	$3	$1
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	2	1
Voya Investors Trust:
Voya Government Liquid Assets Portfolio - Class I	4	1
Voya High Yield Portfolio - Class I	2	1
Voya Large Cap Growth Portfolio - Class I	1	8
Voya U.S. Stock Index Portfolio - Class I	8	1
VY® JPMorgan Small Cap Core Equity Portfolio - Class I	10	3
Voya Partners, Inc.:
Voya Global Insights Portfolio - Class I	10	2
VY® Invesco Equity and Income Portfolio - Class I	1	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	2	3
Voya Variable Portfolios, Inc.:
Voya International Index Portfolio - Class I	2	1
Voya Russell™ Large Cap Growth Index Portfolio - Class I	18	14
Voya Russell™ Large Cap Value Index Portfolio - Class I	4	4

17

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

6.    Changes in Units
The net changes in units outstanding follow:

	Year ended December 31
	2023			2022
	2023 Units Issued	2023 Units Redeemed	2023 Net Increase/(Decrease)	2022 Units Issued	2022 Units Redeemed	2022 Net Increase/(Decrease)

AIM Variable Insurance Funds:
Invesco V.I. Core Equity Fund - Series I	61	28	33	8	87	(79)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	—	1	(1)	—	1	(1)
Voya Investors Trust:
Voya Government Liquid Assets Portfolio - Class I	—	5	(5)	—	5	(5)
Voya High Yield Portfolio - Class I	150	33	117	—	147	(147)
Voya Large Cap Growth Portfolio - Class I	34	73	(39)	50	464	(414)
Voya U.S. Stock Index Portfolio - Class I	—	10	(10)	—	148	(148)
VY® JPMorgan Small Cap Core Equity Portfolio - Class I	107	43	64	8	69	(61)
Voya Partners, Inc.:
Voya Global Insights Portfolio - Class I	6	36	(30)	116	582	(466)
VY® Invesco Equity and Income Portfolio - Class I	—	—	—	—	—	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	44	14	30	24	46	(22)
Voya Variable Portfolios, Inc.:
Voya International Index Portfolio - Class I	—	12	(12)	4,161	14	4,147
Voya Russell™ Large Cap Growth Index Portfolio - Class I	36	151	(115)	33	100	(68)
Voya Russell™ Large Cap Value Index Portfolio - Class I	79	140	(61)	7	756	(749)

18

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

7.    Financial Highlights
A summary of unit values, units outstanding, and net assets for variable annuity contracts, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2023, 2022, 2021,
2020, and 2019 follows:

	Fund				Investment
	Inception	Units	Unit Fair Value	Net Assets	Income	Expense RatioC	Total ReturnD
	DateA	(000's)		(000's)	RatioB
Invesco V.I. Core Equity Fund - Series I
2023		2	$27.71	$46	0.76%	1.52%	21.48%
2022		2	$22.81	$37	0.85%	1.52%	-21.75%
2021		2	$29.15	$49	0.00%	1.52%	25.81%
2020		2	$23.17	$42	0.00%	1.52%	12.15%
2019		2	$20.66	$35	0.00%	1.52%	26.98%
Voya Intermediate Bond Portfolio - Class I
2023		3	$11.53	$40	4.10%	1.52%	5.68%
2022		3	$10.91	$38	2.70%	1.52%	-15.75%
2021		3	$12.95	$45	2.20%	1.52%	-2.34%
2020	10/26/2020	3	$13.26	$46	(b)	1.52%	(b)
2019		(b)	(b)	(b)	(b)	(b)	(b)
Voya Government Liquid Assets Portfolio - Class I
2023		9	$9.84	$87	4.81%	1.52%	3.36%
2022		9	$9.52	$84	1.49%	1.52%	0.00%
2021		9	$9.52	$84	0.00%	1.52%	-1.55%
2020		9	$9.67	$85	0.00%	1.52%	-1.23%
2019		4	$9.79	$40	2.50%	1.52%	0.51%
Voya High Yield Portfolio - Class I
2023		1	$10.82	$13	6.77%	1.52%	10.52%
2022		1	$9.79	$11	5.48%	1.52%	-13.59%
2021		1	$11.33	$14	7.69%	1.52%	3.66%
2020		1	$10.93	$12	9.09%	1.52%	4.39%
2019	8/23/2019	1	$10.47	$10	(a)	1.52%	(a)

19

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

	Fund				Investment
	Inception	Units	Unit Fair Value	Net Assets	Income	Expense RatioC	Total ReturnD
	DateA	(000's)		(000's)	RatioB
Voya International Index Portfolio - Class I
2023		4	$12.42	$51	4.98%	1.52%	15.97%
2022	7/8/2022	4	$10.71	$44	(c)	1.52%	(c)
2021		(c)	(c)	(c)	(c)	(c)	(c)
2020		(c)	(c)	(c)	(c)	(c)	(c)
2019		(c)	(c)	(c)	(c)	(c)	(c)
Voya Large Cap Growth Portfolio - Class I
2023		5	$61.43	$335	0.00%	1.52%	35.76%
2022		5	$45.25	$249	0.00%	1.52%	-31.54%
2021		6	$66.10	$391	0.00%	1.52%	17.74%
2020		8	$56.14	$453	0.49%	1.52%	28.91%
2019		9	$43.55	$371	0.53%	1.52%	30.74%
Voya U.S. Stock Index Portfolio - Class I
2023		2	$44.78	$75	1.59%	1.52%	24.04%
2022		2	$36.10	$61	1.21%	1.52%	-19.60%
2021		2	$44.90	$83	1.14%	1.52%	26.44%
2020		3	$35.51	$92	1.51%	1.52%	16.35%
2019		6	$30.52	$173	1.59%	1.52%	29.16%
VY® JPMorgan Small Cap Core Equity Portfolio - Class I
2023		2	$43.28	$99	0.36%	1.52%	10.78%
2022		2	$39.07	$87	0.01%	1.52%	-18.82%
2021		2	$48.13	$110	0.00%	1.52%	16.93%
2020		2	$41.16	$94	0.00%	1.52%	14.78%
2019		2	$35.86	$80	1.36%	1.52%	24.82%
VY® Invesco Equity and Income Portfolio - Class I
2023		1	$28.04	$19	2.28%	1.52%	8.60%
2022		1	$25.82	$18	1.71%	1.52%	-8.99%
2021		1	$28.37	$19	0.00%	1.52%	17.04%
2020		1	$24.24	$17	0.00%	1.52%	8.31%
2019		1	$22.38	$15	0.00%	1.52%	18.29%

20

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

	Fund				Investment
	Inception	Units	Unit Fair Value	Net Assets	Income	Expense RatioC	Total ReturnD
	DateA	(000's)		(000's)	RatioB
Voya Global Insights Portfolio - Class I
2023		3	$35.00	$102	0.05%	1.52%	30.69%
2022		3	$26.78	$79	0.00%	1.52%	-32.97%
2021		3	$39.95	$137	0.00%	1.52%	13.66%
2020		4	$35.15	$137	0.78%	1.52%	25.85%
2019		4	$27.93	$120	0.90%	1.52%	29.79%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I
2023		4	$49.54	$205	0.00%	1.52%	19.14%
2022		4	$41.58	$171	0.00%	1.52%	-25.48%
2021		4	$55.80	$231	0.00%	1.52%	12.07%
2020		5	$49.79	$230	0.00%	1.52%	29.86%
2019		5	$38.34	$178	0.00%	1.52%	35.14%
Voya Russell™ Large Cap Growth Index Portfolio - Class I
2023		5	$71.29	$357	0.50%	1.52%	43.79%
2022		5	$49.58	$254	0.40%	1.52%	-31.08%
2021		5	$71.94	$374	0.59%	1.52%	28.69%
2020		5	$55.90	$300	0.37%	1.52%	36.37%
2019		6	$40.99	$236	0.84%	1.52%	33.78%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2023		8	$17.22	$140	2.07%	1.52%	8.64%
2022		8	$15.85	$130	1.33%	1.52%	-6.93%
2021		9	$17.03	$152	2.12%	1.52%	21.12%
2020		9	$14.06	$131	0.75%	1.52%	-0.07%
2019		10	$14.07	$134	2.44%	1.52%	24.07%

21

SECURITY LIFE OF DENVER INSURANCE COMPANY
SECURITY LIFE SEPARATE ACCOUNT S-A1
Notes to Financial Statements

(a)	As investment Division had no investments until 2019, this data is not meaningful and is therefore not presented.
(b)	As investment Division had no investments until 2020, this data is not meaningful and is therefore not presented.
(c)	As investment Division had no investments until 2022, this data is not meaningful and is therefore not presented.

A	The Fund Inception Date represents the first date the fund received money.
B	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of declaration of dividends by the underlying fund in which the Division invests. Investment Income Ratio reflects precise calculations using actual unrounded numbers.
C	The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense risks, administrative, and other charges, as defined in the Charges and Fees note.
D	These amounts represent the total return for the periods indicated, including changes in the value of the Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

22

INDEPENDENT AUDITOR'S REPORT

To the Members of the Audit Committee of Resolution Life U.S. Holdings Inc.

Opinions

We have audited the statutory basis financial statements of Security Life of Denver Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory basis statements of operations,statements of changes in capital and surplus, and statements of cash flows for the years then ended, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory basis financial statements present fairly, in all material respects, the statements of admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the balance sheets of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error. In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditors' Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:
• Exercise professional judgment and maintain professional skepticism throughout the audit.
• Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
• Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
• Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory basis financial statements as a whole. The supplemental schedule of selected statutory basis financial data, supplemental schedule of life and health reinsurance disclosures, investment risks interrogatories, and summary investment schedule as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory basis financial statements as a whole.

/s/ Deloitte & Touche LLP

April 26, 2024

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Admitted Assets, Liabilities and Capital and Surplus - Statutory Basis
($’s in thousands, except par value and share amounts)

	December 31
	2023	2022
Admitted Assets
Cash and invested assets:
Bonds	$23,501,612	$24,476,528
Preferred stocks	5,160	8,579
Common stocks - unaffiliated	90,584	85,122
Common stocks - affiliated	166,690	161,374
Mortgage loans	3,725,381	2,631,708
Contract loans	1,853,620	1,522,059
Derivatives	472,555	217,376
Other invested assets	1,255,141	1,040,021
Cash, cash equivalents and short-term investments	944,801	419,142
Total cash and invested assets	32,015,544	30,561,909

Deferred and uncollected premiums	(34,456)	(7,316)
Accrued investment income	226,925	215,763
Reinsurance balances recoverable	642,413	499,382
Federal income tax recoverable	29,366	21,081
Indebtedness from related parties	34	4,125
Net deferred tax asset	192,664	147,331
Other assets	56,210	66,825
Separate account assets	1,523,311	1,364,350
Total admitted assets	$34,652,011	$32,873,450

See Notes to Statutory Basis Financial Statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Admitted Assets, Liabilities and Capital and Surplus - Statutory Basis
($’s in thousands, except par value and share amounts)

	December 31
	2023	2022
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$17,884,629	$18,031,064
Deposit type contracts	2,545,171	2,210,800
Policy and contract claims	373,365	426,431
Dividends payable	22,068	23,074
Total policy and contract liabilities	20,825,233	20,691,369

Interest maintenance reserve	670,793	1,184,062
Accounts payable and accrued expenses	16,483	16,771
Liabilities withheld for reinsurance counterparties	8,651,999	7,170,255
Payables under reinsurance contracts	396,089	438,459
Indebtedness to related parties	81,540	77,072
Asset valuation reserve	335,111	300,157
Net transfers from separate accounts due or accrued	8	2,394
Derivatives	80,259	17,549
Borrowed money and interest thereon	3,058	3,007
Other liabilities	591,040	341,680
Separate account liabilities	1,523,311	1,364,350
Total liabilities	33,174,924	31,607,125

Capital and surplus:
Common stock: authorized 149 shares of $20,000 par value; 144 shares
issued and outstanding	2,880	2,880
Aggregate write-ins for other than special surplus funds	361,417	380,778
Surplus notes	123,000	123,000
Paid in and contributed surplus	1,587,808	922,808
Unassigned surplus	(598,018)	(163,141)
Total capital and surplus	1,477,087	1,266,325
Total liabilities and capital and surplus	$34,652,011	$32,873,450

See Notes to Statutory Basis Financial Statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Operations – Statutory Basis
($’s in thousands, except par value and share amounts)

	Years ended December 31
	2023	2022	2021
Premiums and other revenues:
Life, annuity, and accident and health premiums	$1,602,756	$478,488	$16,652,837
Net investment income	1,199,275	1,191,984	1,104,422
Amortization of interest maintenance reserve	79,235	99,738	95,955
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	3,358,563	86,772	674,660
Other revenue	210,048	160,130	133,664
Total premiums and other revenues	6,449,877	2,017,112	18,661,538

Benefits and other expenses:
Death benefits	934,464	813,925	834,634
Annuity benefits	286,702	292,715	307,881
Surrender benefits and withdrawals	900,342	831,595	647,779
Interest and adjustments on contract or deposit-type contract funds	118,232	133,653	26,487
Other benefits	11,635	12,044	15,429
Increase (decrease) in life and annuity reserves	(146,435)	(585,196)	10,794,058
Total benefits and other expenses	2,104,940	1,498,736	12,626,268

Insurance expenses and other deductions:
Commissions and expense allowances	3,571,955	79,851	1,298,144
General expenses	315,308	268,640	237,466
Insurance taxes, licenses and fees	18,089	13,495	15,398
Assumed modified coinsurance reserves	594,134	(439,013)	2,719,206
Net interest maintenance reserve transfers under reinsurance	93,643	66,498	1,359,787
Deferred gain on reinsurance	—	—	438,863
Net transfers from separate accounts	(51,721)	(45,761)	(48,809)
Other deductions	272,143	226,813	560,602
Total insurance expenses and other deductions	4,813,551	170,523	6,580,657
Income/(Loss) from operations before policyholder dividends,
federal income taxes and net realized capital gains	(468,614)	347,853	(545,387)

Dividends to policyholders	15,621	17,133	31,561
Income/(Loss) from operations before federal income taxes
and net realized capital gains	(484,235)	330,720	(576,948)

Federal income tax expense (benefit)	3,997	(5,622)	(59,971)
Income/(Loss) from operations before net realized capital gains	(488,232)	336,342	(516,977)
Net realized capital (losses) gains	(152,449)	(133,974)	(81,708)
Net income (loss)	$(640,681)	$202,368	$(598,685)
See Notes to Statutory Basis Financial Statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Changes in Capital and Surplus—Statutory Basis
($’s in thousands, except par value and share amounts)

	Common Stock
	Shares	Amount	Aggregate Write-Ins For Other Than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total
December 31, 2020	144	$2,880	$247,026	$219,007	$588,156	$(262,747)	$794,322
Net loss	—	—	—	—	—	(598,685)	(598,685)
Change in net unrealized capital gains (losses) less capital gains tax	—	—	—	—	—	272,407	272,407
Change in net deferred income tax	—	—	—	—	—	304,943	304,943
Change in nonadmitted assets	—	—	—	—	—	(240,054)	(240,054)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	—	(7)	(7)
Change in asset valuation reserve	—	—	—	—	—	(159,471)	(159,471)
Change in surplus notes	—	—	—	(96,007)	—	—	(96,007)
Capital contribution	—	—		—	772,197	—	772,197
Quasi-reorganization	—	—	—	—	(477,545)	477,545	—
Net gain on reinsurance deferred and recognized	—	—	191,837	—	—	—	191,837
Amortization of gain on reinsurance	—	—	(25,815)	—	—	—	(25,815)
Change in pension and other post-employment benefits	—	—	—	—	—	(2,063)	(2,063)

December 31, 2021	144	2,880	413,048	123,000	882,808	(208,132)	1,213,604
Net income	—	—	—	—	—	202,368	202,368
Change in net unrealized capital gains (losses) less capital gains tax	—	—	—	—	—	(202,692)	(202,692)
Change in net deferred income tax	—	—	—	—	—	(57,635)	(57,635)
Change in nonadmitted assets	—	—	—	—	—	32,096	32,096
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	—	53	53
Change in asset valuation reserve	—	—	—	—	—	(23,738)	(23,738)
Capital contribution	—	—	—	—	90,000	—	90,000
Amortization of gain on reinsurance	—	—	(32,270)	—	—	—	(32,270)
Stockholder distribution	—	—	—	—	(50,000)	—	(50,000)
Prior period adjustments	—	—	—	—	—	94,539	94,539

December 31, 2022	144	2,880	380,778	123,000	922,808	(163,141)	1,266,325
Net income	—	—	—	—	—	(640,681)	(640,681)
Change in net unrealized capital gains (losses) less capital gains tax	—	—	—	—	—	155,891	155,891
Change in net unrealized foreign exchange capital gain (loss)	—	—	—	—	—	(508)	(508)
Change in net deferred income tax	—	—	—	—	—	115,686	115,686
Change in nonadmitted assets	—	—	—	—	—	(30,191)	(30,191)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	—	(120)	(120)
Change in asset valuation reserve	—	—	—	—	—	(34,954)	(34,954)
Capital contribution	—	—	—	—	665,000	—	665,000
Amortization of gain on reinsurance	—	—	(19,361)	—	—	—	(19,361)

December 31, 2023	144	$2,880	$361,417	$123,000	$1,587,808	$(598,018)	$1,477,087
See Notes to Statutory Basis Financial Statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Cash Flows—Statutory Basis
($’s in thousands, except par value and share amounts)

	Year ended December 31
	2023	2022	2021
Operating activities:
Premiums, policy proceeds and other considerations received,
net of reinsurance paid	$544,790	$525,382	$(3,024,443)
Net investment income received	1,259,850	1,246,120	1,129,054
Commissions and expenses paid	(342,812)	(171,171)	(642,825)
Benefits paid	(2,351,864)	(2,016,202)	(1,814,050)
Net transfers from separate accounts	49,334	51,839	50,637
Dividends paid to policyholders	(16,628)	(17,837)	(12,832)
Federal income taxes recovered (paid)	—	(29,482)	—
Miscellaneous income	433,280	227,420	254,285
Net cash provided by (used in) operations	(424,050)	(183,931)	(4,060,174)

Investment activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	5,613,639	5,838,449	9,335,048
Stocks	23,709	55,182	16,231
Mortgage loans	287,027	317,153	316,689
Other invested assets	350,266	85,384	362,809
Net gain (loss) on cash and short-term investments	224	31	1,501
Miscellaneous proceeds	83,135	125,598	32,501
Total proceeds from sales, maturities or repayments of investments	6,358,000	6,421,797	10,064,779

Cost of investments acquired:
Bonds	4,117,415	5,200,850	10,356,257
Stocks	30,725	29,678	36,806
Mortgage loans	1,393,651	513,110	238,651
Other invested assets	517,846	229,581	429,903
Miscellaneous applications	171,881	127,128	240,964
Total cost of investments acquired	6,231,518	6,100,348	11,302,581

Net increase/(decrease) in contract loans	(59,227)	7,452	29,138
Net cash provided by (used in) investment activities	67,255	328,901	(1,208,664)

Financing and miscellaneous activities:
Other cash provided (applied):
Borrowed money	—	(235,000)	235,000
Net deposits on deposit type contracts	14,582	288,122	822,786
Net capital and surplus paid in	665,000	40,000	579,117
Other cash (applied) provided	202,872	(185,797)	3,760,230
Net cash (used) provided in financing and miscellaneous activities	882,454	(92,675)	5,397,133
Net (decrease) increase in cash, cash equivalents and short-term investments	525,659	52,295	128,295

Cash, cash equivalents and short-term investments:
Beginning of year	419,142	366,847	238,552
End of year	$944,801	$419,142	$366,847

See Notes to Statutory Basis Financial Statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Statements of Cash Flows—Statutory Basis
($’s in thousands, except par value and share amounts)

	Year ended December 31
	2023	2022	2021

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Noncash capital contribution from parent	$—	$—	$60,982
Assets acquired from reinsurance treaties	—	—	16,531,143
Contribution of Roaring River II, Inc from parent	—	—	76,000
Surplus note forgiveness	—	—	96,006
Transfer of Roaring River IV Holding, LLC to Voya Financial, Inc.	—	—	39,908
Bonds received on reinsurance assumed	1,244,385	—	—
Transfers of bonds to other invested assets	29,175	—	—
Investment exchange	165,916	217,113	—
Interest capitalization	27,858	25,251	—
LP stock distribution	—	894	—

See Notes to Statutory Basis Financial Statements.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
1.Organization and Significant Accounting Policies
Business
Security Life of Denver Insurance Company (the “Company”) is domiciled in Colorado and is a wholly-owned subsidiary of Resolution Life Colorado Inc.
On January 4, 2021, the Company's then ultimate parent, Voya Financial, Inc., consummated a series of transactions (collectively, the “Individual Life Transaction”) pursuant to a Master Transaction Agreement dated December 18, 2019 (the “Resolution MTA”) with Resolution Life U.S. Holdings Inc. (“Resolution Life US”), pursuant to which Resolution Life US through its wholly owned Colorado life insurance subsidiary, Resolution Life Colorado Inc. (“RLCO”) acquired all of the shares of the capital stock of the Company, Security Life of Denver International Limited (“SLDI”), Roaring River II, Inc. (“RRII”) as well as several subsidiaries of the Company. The Company also contributed Roaring River IV Holding, LLC (“RR4H”), a former subsidiary, to another Voya Financial, Inc. affiliate. As part of the Individual Life Transaction, Voya Financial, Inc. reinsured to the Company certain in scope individual life insurance and annuities business of several of the Company’s former affiliates.

Effective with the Individual Life Transaction, the Company began focusing on the acquisition and management of closed blocks of life insurance policies and annuity contracts. In addition, the Company continues to administer business previously sold. Currently the Company is licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, the U.S. Virgin Islands and Puerto Rico. The Company ceased issuing new direct business in 2018.

On October 12, 2022, the Company’s then ultimate parent, Resolution Life Group Holdings L.P., entered into an agreement to, among other things, sell the shares of Resolution Life Group Holdings Ltd. and its subsidiaries, including the Company, to a Bermuda-domiciled partnership, Blackstone ISG Investment Partners - R(BMU) L.P. (the “New Partnership”). As part of this transaction (the “Transaction”), Nippon Life Insurance Company (“Nippon Life”) acquired a stake in the New Partnership and increased its indirect investment in Resolution Life Group Holdings Ltd. Following receipt of necessary regulatory approvals, the Transaction closed on October 2, 2023, and the New Partnership, through a committee of its shareholders, is now considered to be the controlling person of the Company.

Use of Estimates
The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Correction of Errors
In 2022, the Company determined that it had overstated Interest Maintenance Reserve by $60,204 and understated reinsurance receivables by $38,127 in 2021 related to certain tendered bond transactions. The tax effect of this adjustment was an increase in current federal income taxes payable of $3,793. The net impact of this correction on surplus was an increase of $94,539.
Recently Adopted Accounting Principles
The Company considers the applicability and impact of all SSAP updates. Except as noted below, the SSAPs adopted by the Company did not have a material impact on the Company's financial statements.

In September 2023, the National Association of Insurance Commissioners (“NAIC”) adopted INT 23-03, Inflation Reduction Act - Corporate Alternative Minimum Tax, that provides guidance for Corporate Alternative Minimum Tax (“CAMT”) reporting on or after year-end 2023 and addresses accounting, statutory valuation allowance, admissibility, disclosures, and year end transition. The Company has provided all required disclosures.

In August 2023, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 34, Investment Income Due and Accrued, to clarify and incorporate a practical expedient to the paid-in-kind (“PIK”) interest aggregate disclosure requirements. The Company has provided all required disclosures.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance, which practices differ from United States Generally Accepted Accounting Principles (“U.S. GAAP”). The Colorado Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the State of Colorado for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Colorado Insurance Laws (“CO SAP”). The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Colorado. The Colorado Commissioner of Insurance (“Commissioner”) has the right to permit other specific practices that deviate from NAIC SAP.

The Company is required to identify accounting practices where CO SAP departs from NAIC SAP. For the years ended December 31, 2023, 2022, and 2021, the Company had no such accounting practices.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
On January 4, 2021, the Company, with the permission of the Colorado Division of Insurance, restated the gross paid-in and contributed surplus and the unassigned funds components of surplus, as of January 4, 2021, similar to the restatement of surplus that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization under SSAP No. 72, Surplus and Quasi-Reorganizations. The restatement resulted in a decrease to gross paid-in and contributed surplus and an increase in unassigned surplus of $477,545. This had no net impact on net income, total capital and surplus or risk-based capital.

The effective dates of all quasi-reorganizations in the prior 10 years are May 8, 2013 and January 4, 2021.

Below are descriptions of the significant differences between CO SAP and U.S. GAAP:
Investments: Investments in bonds and redeemable preferred stocks are reported at amortized cost or fair value based on a designation assigned by the NAIC.
The Company periodically reviews the value of its investments in bonds and redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary-impairment (“OTTI”). To make this determination for each security, the following are some of the factors considered:
•The length of time and the extent to which the fair value has been below cost.
•The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
•The Company's intent to sell the security prior to its maturity at an amount below its carrying value.
•The Company's intent and ability to hold the security long enough for it to recover its fair value.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other-than-temporary. When an OTTI is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the interest maintenance reserve (“IMR”) and the non-interest related OTTI is included in the asset valuation reserve (“AVR”) in the period that the OTTI is considered to have occurred as prescribed by the NAIC.  Losses resulting from OTTI charges, net of transfers to IMR and federal income tax, are recorded within net realized capital gains (losses) in the statements of operations.
The Company invests in structured securities, including residential mortgage backed securities, commercial mortgage backed securities and other asset backed securities. Structured securities are reported at the lower of amortized cost or fair value based on a designation assigned by the NAIC.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.
Under U.S. GAAP, fixed maturities are designated at purchase as held to maturity, trading or available-for-sale, except for those accounted for using the fair value option (“FVO”). Held to maturity investments are reported at amortized cost and the remaining fixed maturity investments are reported at fair value. For those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder’s equity. Using the FVO, securities are reported at fair value with changes in fair value reported in the statements of operations.
Estimated credit losses on fixed maturities classified as available for sale are recorded through an allowance for credit losses subject to future reversals if expected cash flows increase.
Asset Valuation Reserve: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus. Under currently effective U.S. GAAP guidance, no such reserve is required.
Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The Company reports the net deferral of IMR gains as a liability on the accompanying statements of admitted assets, liabilities and capital and surplus. Under U.S GAAP, gains and losses on disposal of fixed-income investments are reported in the period that the assets are sold.
Cash, Cash Equivalents and Short-Term Investments: Cash includes cash on deposit with banks. Cash equivalents includes short-term highly liquid investments with original maturities of three months or less at the date of purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, excluding those investments classified as cash equivalents.
Under U.S. GAAP, the corresponding caption of cash and cash equivalents does not include short-term investments.
Derivatives: The Company follows the hedge accounting guidance in SSAP No. 86N, Derivatives (“SSAP No. 86N”), for derivative transactions entered into or modified on or after January 1, 2003. Under SSAP No. 86N, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent with the underlying hedged item.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86N as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. For derivatives that are deemed replication (synthetic asset) transactions, if the replication (synthetic asset) transaction would be carried at amortized cost and the cash instrument used is carried at amortized cost, then the derivative used should be carried at amortized cost. If the replication (synthetic asset) transaction would be carried at fair value, and/or the cash instrument used is carried at fair value, then the derivative used should be carried at fair value. Any premium paid or received to enter into the derivative is carried as an asset or liability on the balance sheet. Premiums paid or received on the replication (synthetic asset) derivative are amortized into investment income until the exercise, termination or maturity date of the derivative. Embedded derivatives are not accounted for separately from the host contract.

Under U.S. GAAP, for cash flow hedges, the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the same periods during which the hedged transaction impacts earnings in the same line item associated with the forecasted transaction. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the hedged item, to the extent of the risk being hedged, are recognized in net realized capital gains (losses). For derivative instruments that are not designated in a hedge relationship, the gain or loss on the derivative instrument is recognized in other net realized capital gains (losses). An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is reported with the host contract on the balance sheets at fair value, and the change in fair value is recorded in income.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lesser of either the present value of expected cash flows from the loan, discounted at the loan’s original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).
Under U.S. GAAP, the Company reports mortgage loans at amortized cost, net of an estimated valuation allowance. The valuation allowance is established for expected credit losses and is based on historical experience, current economic conditions and reasonable and supportable forecasts.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. A valuation allowance is required if based on the available evidence; it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. This assessment is determined on a separate reporting entity basis.
After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under SSAP No. 101, Income Taxes (“SSAP No. 101”). These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.
SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement (with the exception of certain items that are recorded through Other Comprehensive Income or directly to the equity section of the balance sheet) as a component of the total income tax provision.
U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus deferred state income taxes must be recorded under U.S. GAAP. SSAP No. 101, however, specifically prohibits establishing deferred state income tax assets and liabilities.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.
Under U.S. GAAP, incremental, direct costs of contract acquisition and certain costs related directly to successful acquisition activities are capitalized. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. In addition, the outstanding value of in force business acquired is capitalized. For certain traditional life insurance, to the extent recoverable from future gross profits, acquisition costs are amortized over the premium payment period in proportion to the present value of expected gross premium. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized over the estimated lives of the contracts in relation to the emergence of estimated gross profits.
Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.
Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.
Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.
Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.
Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium method and Commissioners’ Reserve Valuation method (“CRVM”) using statutory rates for mortality and interest. Similarly, the Commissioners' Annuity Reserve Valuation method (“CARVM”) is used for annuity reserve calculations.
Under U.S. GAAP, policy reserves for traditional products are based upon the net level premium method utilizing best estimates of mortality, interest, and withdrawals prevailing when the policies were sold, including a provision for adverse deviation. For interest sensitive products, the U.S. GAAP policy reserve is equal to the policyholder account balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.
Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.
Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for credit losses, which are charged to earnings. Gains and losses on reinsurance, including

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
commission and expense allowances, are deferred and amortized over the remaining life of the business.
Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally deferred tax assets that are not admissible under SSAP No. 101 and other assets not specifically identified as an admitted asset within the NAIC SSAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.
Under U.S. GAAP, the concept of nonadmitted assets is not recognized.
Consolidation: The accounts and operations of the Company's subsidiaries are not consolidated. Certain affiliated investments for which audited U.S. GAAP statements are not available, or expected to be available, are nonadmitted.
Under U.S. GAAP, the accounts and operations of the Company’s wholly owned subsidiaries are consolidated. Intercompany transactions and balances are eliminated.
Limited partnerships: Limited partnerships are reported at the underlying audited U.S. GAAP equity of the investee. Changes in the value of the partnership are recorded in unassigned surplus. Capital contributions and distributions of capital are reflected in the carry value of the partnership. Distributions of income are reported in investment income up to the amount of net investment income earned in the partnership and otherwise as return of capital.
Under U.S. GAAP, limited partnerships are reported at the underlying audited U.S. GAAP equity of the investee. Changes in the value of the partnership are recorded in the statements of operations. Capital contributions and distributions of capital are reflected in the carry value of the partnership.
Surplus Notes: Surplus notes issued are reported as a component of surplus on the statements of admitted assets, liabilities and capital and surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Colorado Division of Insurance.
Under U.S. GAAP, surplus notes are reported as long-term debt, and the related interest is reported as a change to earnings over the term of the notes.
Reconciliation to U.S. GAAP: The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.
Other significant accounting practices are as follows:

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Investments: Investments are stated at values prescribed by the NAIC, as follows:
Bonds not backed by other loans are stated at either amortized cost or the lower of amortized cost or fair value. Amortized cost is determined using the constant yield or yield to worst method.
The Company does not have any NAIC’s Securities Valuation Office (“SVO”)-Identified investments as defined in SSAP No. 26R, Bonds.
Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair value. Amortized cost is determined using the effective interest method and includes anticipated prepayments. Residual interests of loan-backed and structured securities, which are included in other invested assets on the statements of admitted assets, liabilities, and capital and surplus, are reported at lower of amortized cost or fair value, with changes in fair value recorded as unrealized gains and losses in Surplus.
Redeemable preferred stocks rated as highest quality, high quality or medium quality are reported at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value and perpetual preferred stocks are reported at fair value not to exceed any currently effective call price.
Common stocks are reported at fair value, and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes. Federal Home Loan Bank (“FHLB”) common stock is priced at par value.
The Company participates in short-term bilateral repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells bonds and receives cash in the amount generally equal to 95% of the estimated fair value of bonds sold at the inception of the transaction, with a simultaneous agreement to repurchase such bonds at a future date or on demand in an amount equal to the cash initially received plus interest. The ratio of cash held to the estimated fair value of the bonds sold is monitored throughout the duration of the transaction and additional cash or securities are obtained as necessary. Bonds sold under such transactions may be sold or re-pledged by the transferee. Income and expense associated with repurchase agreements are recorded in net investment income. As of December 31, 2023 and 2022 the Company did not have any open repurchase agreements.
Short-term investments are reported at amortized cost which approximates fair value.
Partnership interests, which are included in other invested assets, are reported at the underlying audited U.S. GAAP equity of the investee. Changes in surplus from distributions are reported in investment income.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Surplus notes acquired, which are included in other invested assets on the statements of admitted assets, liabilities and capital and surplus, are reported at amortized cost using the effective interest method.
Realized capital gains and losses are generally determined using the first in first out method. Specific lot identification may be used occasionally when executing a particular investment objective.
Investment income from bonds primarily consists of interest and is recognized on an accrual basis using the effective yield method giving effect to amortization of premium and accretion of discount. Income from prepayment premiums and bond tenders are also recorded in net investment income. Included within bonds are structured securities, including residential mortgage backed securities, commercial mortgage backed securities and other asset backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying collateral. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for structured securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For structured securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other structured securities, the effective yield is recalculated on a retrospective basis.
For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost. If the Company has the intent and ability to hold the security to recovery, the Company must compare the present value of the expected future cash flows for this security to its carrying value. If the present value of the expected future cash flows for the security is lower than its carrying value, the security is written down to its present value of the expected future cash flows.
The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, foreign exchange, and market risk. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The unrealized gains and losses from derivatives not designated in effective hedging relationships are reported at fair value through surplus. Upon termination, interest related gains and losses

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
on asset hedges are included in IMR and are amortized over the remaining lives of the derivatives; other gains and losses are added to the AVR.
Credit Contracts:
Credit default swap indices: Credit default swap indices are used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company will either receive a payment (purchased credit protection) or will be required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilizes these contracts in replication transactions.
Equity Contracts:
Options: The Company uses options to hedge against changes in the value of the benefit contained in the indexed universal life and indexed annuity products. The Company pays an upfront premium to purchase these options. The Company utilizes these options in non-qualifying hedging relationships.
Futures: The Company uses equity futures contracts to hedge against equity index movement. Changes in the general level of index value can result in adverse changes in the portfolio. The Company enters into exchange traded futures and pays or receives futures commissions that are set by members of the exchange. The Company also posts initial and variation margin with the exchange on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships.
Foreign Exchange Contracts:
Currency Forwards: The Company uses currency forward contracts to hedge currency exposure related to its invested assets. The Company utilizes these contracts in non-qualifying hedging relationships.
Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Interest Rate Contracts:
Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.
Total Return Swaps: The Company uses Total Return Swaps to to hedge interest rate risk associated with the Company's universal life insurance products. The Company utilizes these contracts in a non-qualifying hedging relationship.
Investments in Subsidiary: SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP No. 97”), applies to the Company’s subsidiaries, controlled and affiliated entities (“SCA”). The Company’s insurance subsidiaries are reported at their underlying audited statutory equity modified to remove the impact of any permitted or prescribed accounting practices that depart from the NAIC SAP, and the Company’s non-insurance subsidiaries are reported at the underlying audited U.S. GAAP equity amount, adjusted to a limited statutory accounting basis as promulgated by NAIC SAP. Dividends from subsidiaries are included in net investment income. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses. SCA entities for which audited statements are not available or expected to be available are nonadmitted. Management regularly reviews its SCAs to determine if an other-than-temporary impairment has occurred. During this review, management makes a judgment as to whether it is probable that the reporting entity will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings.
Contract Loans: Contract loans are reported at unpaid principal balances but not in excess of the cash surrender value.
Aggregate Reserve for Life Policies and Contracts: Life, annuity and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 1.75% to 8.00% for 2023 and 2.50% to 8.00% for 2022.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
the policy month of death, although it is not contractually required to do so for certain issues. A reserve has been established of $1,280,029 and $1,171,661 for any surrender value promised in excess of the legally computed reserves at December 31, 2023 and 2022, respectively.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Colorado Division of Insurance, is $8,209,754 and $8,123,591 at December 31, 2023 and 2022, respectively.

The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $578,699 and $579,045 at December 31, 2023 and 2022, respectively.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group under Internal Revenue Code (“IRC”) Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.
The Company has various blocks of life insurance business subject to Valuation Manual 20: Requirements for Principle Based Reserves (“PBR”) for Life Products (“VM-20”):
•Variable universal life COLI business issued after January 1, 2020
•Term conversions (universal life contracts) issued after January 1, 2021 as a result of a conversion from acquired term insurance not subject to PBR
•Indexed Universal Life business issued after January 1, 2020
•Non-COLI Variable Universal Life business issued after January 1, 2020
•Universal Life business issued after January 1, 2020
•Whole Life business issued after January 1, 2020
•Term Life business issued after January 1, 2017

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The Company was exempt from PBR VM-20 with respect to individual life term conversion policies issued in 2020. The domiciliary regulator had determined that, given the insignificant effect on reserves, a Life PBR exemption is appropriate.
Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.
Participating Insurance: Participating business approximates less than 50% of the Company’s ordinary life insurance in force and less than 1% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Policyholder dividends are recognized when declared.
Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2023	2022

Net deferred tax asset	315,951	285,489
Other	4,180	4,451
Total nonadmitted assets	$320,131	$289,940
Changes in nonadmitted assets are reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.
Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2023. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2023.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences under U.S. GAAP.
Other Assets: As part of the Company's retained asset program, the Company records a receivable for amount due from other insurance companies that has not been collected. Amounts are generally collected within 90 days of notification that the policyholder has entered the Company's retained asset program.
The Company is also the owner and beneficiary of life insurance policies included in other assets at their cash surrender values. The following table shows assets that could be realized from an investment vehicle on these policies as of December 31, 2023 and 2022:

	2023	2022
Amount of admitted balance that could be realized from an investment vehicle	$12,921	$10,910
Percentage Bonds	40%	40%
Percentage Stocks	60%	60%
Reclassifications: Certain reclassifications may be made to prior year amounts to maintain comparability of the years presented.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
2.    Investments
Bonds, Preferred Stocks and Common Stocks
The book/adjusted carrying value or cost and fair value of bonds, preferred stocks and common stocks are as follows:

	Book/Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
At December 31, 2023
Bonds
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$815,818	$13,778	$49,350	$780,246
States, municipalities, and political subdivisions	454,302	14	103,526	350,790
Foreign other	2,735,683	7,683	400,833	2,342,533
Foreign government	206,346	1,827	38,590	169,583
Corporate securities	10,615,608	26,358	2,068,501	8,573,465
Residential mortgage backed securities	1,755,421	19,068	437,467	1,337,022
Commercial mortgage backed securities	3,362,316	4,108	596,034	2,770,390
Other asset backed securities	3,556,118	19,700	48,234	3,527,584
Total bonds	$23,501,612	$92,536	$3,742,535	$19,851,613
Preferred stocks
Preferred stocks - unaffiliated	$5,160	$—	$394	$4,766

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Common Stocks
Common stocks - unaffiliated	$96,428	$576	$6,420	$90,584

	Book/Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
At December 31, 2022
Bonds
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$341,497	$5,125	$52,459	$294,163
States, municipalities, and political subdivisions	916,323	1	208,203	708,121
Foreign other	3,379,899	11,242	617,480	2,773,661
Foreign government	289,290	2,349	55,405	236,234
Corporate securities	12,954,043	16,935	2,952,671	10,018,307
Residential mortgage backed securities	1,882,309	19,631	456,551	1,445,389
Commercial mortgage backed securities	2,579,255	874	535,676	2,044,453
Other asset backed securities	2,133,912	101	107,723	2,026,290
Total bonds	$24,476,528	$56,258	$4,986,168	$19,546,618
Preferred stocks
Preferred stocks - unaffiliated	$8,579	$—	$517	$8,062

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Common stocks
Common stocks - unaffiliated	$89,412	$369	$4,659	$85,122

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The aggregate fair value of bonds, preferred stocks, and common stocks with unrealized losses and the time period that book/adjusted carrying value exceeded fair value are as follows:

	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
At December 31, 2023
Bonds	$14,210,728	$3,692,795	$1,492,205	$49,740	$15,702,933	$3,742,535
Preferred stocks	—	—	3,051	394	3,051	394
Common stocks	—	—	5,067	6,420	5,067	6,420

At December 31, 2022
Bonds	10,441,943	2,331,849	7,672,554	2,654,319	18,114,497	4,986,168
Preferred stocks	—	—	2,928	517	2,928	517
Common stocks	6,708	4,344	120	315	6,828	4,659

The book/adjusted carrying value and fair value of investments in bonds at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
Maturity:
Due in 1 year or less	$148,670	$145,826
Due after 1 year through 5 years	1,155,389	1,087,450
Due after 5 years through 10 years	2,400,387	2,177,625
Due after 10 years	11,123,311	8,805,716
	14,827,757	12,216,617
Residential mortgage backed securities	1,755,421	1,337,022
Commercial mortgage backed securities	3,362,316	2,770,390
Other asset backed securities	3,556,118	3,527,584
Total	$23,501,612	$19,851,613
The cumulative amount of paid-in-kind interest included in the current principal balance of bonds at December 31, 2023 is $128,819.
The following table shows prepayment penalty and acceleration fees for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021*
General Account
Number of CUSIPs	21	53	38
Aggregate Amount of Investment Income	$(5,806)	$29,343	$7,455
* 2021 did not include amounts related to certain bond tender transactions. See Corrections of Error in Note 1.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following table shows 5GI securities at December 31, 2023 and 2022:

Investment	Number of 5GI Securities		Aggregate Book/Adjusted Carrying Value (BACV)		Aggregate Fair Value
	2023	2022	2023	2022	2023	2022
Bonds - AC	12	13	$1,923	$2,938	$3,414	$3,340
LB&SS- AC	8	16	1,248	2,042	1,719	3,193
Total	20	29	$3,171	$4,980	$5,133	$6,533

AC- Amortized Cost LB- Loan-backed Securities SS- Structured Securities
Mortgage Loans
All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends, and assigned a quality rating using the Company’s internally developed quality rating system.

The maximum and minimum lending rates for mortgage loans initiated during 2023 were: Commercial loans - 8.24% and 6.00%; Mezzanine Loans - 8.20% and 5.36%; Residential Loans - 10.75% and 3.63%.

There were no taxes, assessments or any amounts advanced and not included in the mortgage loan total as of December 31, 2023 and 2022.

Property insurance is required on all collateral securing commercial real estate mortgage loans. Generally the coverage is “all risk” at a level equal to the replacement cost of the improvements. Additional coverage may be required to cover flood, windstorm and other risks associated with collateral type, use and location.

During 2023, the maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 78.22% on commercial properties.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following table shows an age analysis of mortgage loans by type and mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2023 and 2022:

	Residential	Commercial
	All Other	All Other	Mezzanine	Total
December 31, 2023
Recorded investment (all)
Current	$1,042,582	$2,517,733	$156,125	$3,716,440
60-89 Days Past Due	—	8,941	—	8,941
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$1,042,582	$2,115,125	$156,125	$3,313,832

December 31, 2022
Recorded investment (all)
Current	$—	$2,572,018	$59,690	$2,631,708
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$2,099,301	$59,690	$2,158,991
The Company had no investments in impaired mortgage loans with or without an allowance for credit losses or in any impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2023 and 2022.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)

The following table shows investments in impaired mortgage loans held by the Company and the related average recorded investment, the interest income recognized and the investments on nonaccrual status pursuant to SSAP No. 34, Investment Income Due and Accrued as of December 31, 2023, 2022 and 2021:

	Commercial
	All Other	Total
December 31, 2023
Average recorded investment	$9,653	$9,653
Interest income recognized	536	536
Amount of interest income recognized using a cash-basis method of accounting	29	29

December 31, 2022
Average recorded investment	$—	$—
Interest income recognized	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—

December 31, 2021
Average recorded investment	$23,029	$23,029
Interest income recognized	1,220	1,220
Amount of interest income recognized using a cash-basis method of accounting	1,202	1,202
The Company recognizes interest income on its impaired loans upon receipt.

The Company has no allowances for credit losses as of December 31, 2023 and 2022.

The following table shows the mortgage loans held by The Company derecognized as a result of foreclosure as of December 31, 2023 and 2022.

	2023	2022
Aggregate amount of mortgage loans derecognized	$19,630	$—
Real estate collateral recognized	$—	$—
Other collateral recognized	$17,486	$—
Receivables recognized from a government guarantee of the foreclosed mortgage loan	$—	$—

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Net Realized Capital Gains and Losses
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR are as follows:

	December 31
	2023	2022	2021
Realized capital gains/(losses)	$(692,408)	$(530,317)	$303,441
Amount transferred to IMR (net of related taxes of
$(140,269) in 2023, $(102,779) in 2022, and $78,594 in 2021	527,677	386,645	(295,663)
Federal income tax benefit (expense)	12,282	9,699	(89,485)
Net realized capital gains/(losses)	$(152,449)	$(133,973)	$(81,707)
Realized capital losses include losses of $30,498, $72,944 and $13,932 related to securities that have experienced an other-than-temporary decline in value during 2023, 2022 and 2021, respectively.
Proceeds from sales of investments in bonds and other fixed maturity interest securities were $5,802,924, $5,143,407 and $7,706,024 in 2023, 2022 and 2021, respectively. Gross gains of $53,370, $156,891 and $452,117 and gross losses of $694,710, $594,443 and $122,179 during 2023, 2022 and 2021, respectively, were realized on those sales. A portion of the gains and losses realized in each year has been deferred to future periods in the IMR.
The Company does not have any OTTI's recognized in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities ("SSAP No. 43R") during 2023 and 2022 due to intent to sell or inability or lack of intent to hold to recovery.

The following table discloses, in aggregate, the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R during 2021 due to intent to sell or inability or lack of intent to hold to recovery in 2021:

	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized
		Interest	Non-interest	Fair Value
OTTI recognized as of December 31, 2021
Aggregate intent to sell	$—	$—	$—	$—
Aggregate inability or lack of intent to hold to recovery	55,129	—	6,381	48,748
Total	$55,129	$—	$6,381	$48,748

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following table discloses in detail the OTTI’s recognized by the Company on structured securities subject to SSAP No. 43R due to the difference between amortized cost and the estimated present value of projected cash flows in 2023:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
92913BAJ7	$48	$20	$28	$20	$20	12/31/2023
92914QAJ3	67	27	39	27	26	12/31/2023
92916YAC9	70	58	12	58	26	12/31/2023
92917EAC2	74	60	14	60	45	12/31/2023
059513EA5	1	—	—	—	—	9/30/2023
38377F2Z3	1	1	—	1	2	9/30/2023
3136AGCZ3	2	1	—	1	10	9/30/2023
31397MQ75	4	2	2	2	2	9/30/2023
05951FCH5	8	5	3	5	5	9/30/2023
31395BGL1	8	7	1	7	16	9/30/2023
31396HH51	40	29	12	29	29	9/30/2023
31397UGY9	78	48	31	48	48	9/30/2023
3137BCHN1	134	56	78	56	56	9/30/2023
31397KF89	95	60	35	60	60	9/30/2023
31397GRK8	96	64	31	64	64	9/30/2023
17307GY77	90	65	25	65	65	9/30/2023
31395NLC9	107	73	34	73	73	9/30/2023
3136ANMD6	133	79	54	79	79	9/30/2023
31397R4G8	140	92	48	92	92	9/30/2023
31396LRB8	181	117	64	117	117	9/30/2023
31393X5Y9	192	133	59	133	133	9/30/2023
31397UN62	205	138	67	138	138	9/30/2023
38379DCX0	323	142	181	142	142	9/30/2023
31398SY98	215	149	66	149	149	9/30/2023
38377XDM1	347	158	190	158	158	9/30/2023
31398PVV8	241	161	80	161	161	9/30/2023
31394ETM0	290	161	129	161	161	9/30/2023
31395BLX9	221	162	59	162	545	9/30/2023
31396RQA8	222	167	56	167	167	9/30/2023
3136ARMA3	284	189	94	189	189	9/30/2023
3136AQWF3	331	190	141	190	190	9/30/2023
3136B2CG5	281	198	82	198	198	9/30/2023
31396VKN7	297	205	92	205	205	9/30/2023
31396LLW8	299	210	89	210	210	9/30/2023
31396NLG9	307	212	95	212	212	9/30/2023
92939HAJ4	1,192	941	252	941	774	9/30/2023
3136B1DK7	1,459	976	483	976	976	9/30/2023
36257CAJ6	1,930	1,500	430	1,500	101	9/30/2023
3136B3H52	2,412	1,578	834	1,578	1,578	9/30/2023
12652FAL6	3,516	2,625	891	2,625	1,252	9/30/2023
05493AAL4	4,055	2,873	1,182	2,873	1,803	9/30/2023
05523GAL5	7,738	5,530	2,208	5,530	2,741	9/30/2023
38377F2Z3	2	1	1	1	2	6/30/2023
313920QK9	2	2	—	2	2	6/30/2023
3137AQSS8	3	2	1	2	2	6/30/2023
3136AGCZ3	4	3	2	3	10	6/30/2023
31392CRB2	6	4	2	4	4	6/30/2023

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
31396LT34	6	4	2	4	4	6/30/2023
31339GWU1	5	4	1	4	15	6/30/2023
38375LUL2	9	5	4	5	5	6/30/2023
31398SF40	14	8	6	8	8	6/30/2023
313920ZJ2	11	9	2	9	31	6/30/2023
31395BGL1	15	9	5	9	16	6/30/2023
31396L3N8	19	11	8	11	11	6/30/2023
31392HZL0	21	16	5	16	16	6/30/2023
31393YT70	20	17	3	17	17	6/30/2023
38377ENC4	23	23	1	23	75	6/30/2023
31395VGG8	28	23	5	23	91	6/30/2023
3137ALWU9	50	28	22	28	28	6/30/2023
31396LD56	50	35	15	35	35	6/30/2023
31397YSN2	57	37	20	37	37	6/30/2023
31398QRT6	62	42	20	42	42	6/30/2023
31396H2E8	77	57	20	57	57	6/30/2023
31395NWD5	79	57	22	57	139	6/30/2023
31395CFD8	92	77	15	77	77	6/30/2023
31396RKW6	97	78	19	78	78	6/30/2023
3136ABN25	156	78	78	78	78	6/30/2023
31397YW72	136	84	52	84	84	6/30/2023
31397AZX4	118	86	32	86	86	6/30/2023
40432BBG3	108	91	17	91	205	6/30/2023
31397USA8	131	93	38	93	93	6/30/2023
3137BBPE4	144	116	28	116	116	6/30/2023
31396VN46	169	125	44	125	125	6/30/2023
3137AAU68	205	139	66	139	139	6/30/2023
86800RAG6	394	175	219	175	175	6/30/2023
3137FCZC1	399	201	198	201	201	6/30/2023
31396LMF4	301	244	57	244	244	6/30/2023
31396Q5E5	317	248	69	248	248	6/30/2023
31397N3G8	325	260	65	260	260	6/30/2023
31394FJ30	402	325	77	325	325	6/30/2023
3137B6V57	520	331	189	331	331	6/30/2023
3136B5TC9	647	369	278	369	369	6/30/2023
3137ARKM7	784	449	336	449	449	6/30/2023
3136AAYK5	876	497	379	497	497	6/30/2023
3136ANWU7	666	531	136	531	531	6/30/2023
3137BGFU8	774	534	241	534	534	6/30/2023
3137BXSJ2	895	541	354	541	541	6/30/2023
06541KBF4	800	661	139	661	611	6/30/2023
3137AMQL4	1,267	827	441	827	827	6/30/2023
05526QAN6	946	866	81	866	1,670	6/30/2023
36242DT52	1,397	1,264	133	1,264	1,261	6/30/2023
55282MAL8	1,385	1,318	67	1,318	1,056	6/30/2023
225458X45	1,653	1,602	50	1,602	3,330	6/30/2023
92939VAG9	1,821	1,744	76	1,744	3,288	6/30/2023
3136AXYA7	3,142	1,921	1,222	1,921	1,921	6/30/2023
3137BYPE4	3,574	2,100	1,474	2,100	2,100	6/30/2023
05608EAA2	2,258	2,181	77	2,181	4,285	6/30/2023

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
3137FBX84	3,876	2,330	1,546	2,330	2,330	6/30/2023
31396QCH0	5	3	2	3	3	3/31/2023
38378P7C6	5	4	2	4	4	3/31/2023
31339GWU1	7	6	1	6	15	3/31/2023
3136AGCZ3	8	6	2	6	10	3/31/2023
31359SQG8	8	8	—	8	8	3/31/2023
225458TX6	11	10	1	10	10	3/31/2023
313920ZJ2	18	13	6	13	31	3/31/2023
31395VGG8	38	30	8	30	91	3/31/2023
31398SWF6	65	36	29	36	36	3/31/2023
38377ENC4	58	55	3	55	75	3/31/2023
31393UZG1	70	70	1	70	71	3/31/2023
31394PJE4	76	74	2	74	81	3/31/2023
31394MWC0	97	92	5	92	92	3/31/2023
40432BBG3	117	114	3	114	205	3/31/2023
00075WAP4	141	124	17	124	121	3/31/2023
31395DUU1	192	141	51	141	141	3/31/2023
383742J61	207	150	58	150	358	3/31/2023
31394EJL3	215	188	27	188	182	3/31/2023
75116CAA4	209	194	15	194	194	3/31/2023
31395BLX9	303	232	71	232	545	3/31/2023
12667GY98	245	243	2	243	236	3/31/2023
38374KT45	339	283	57	283	283	3/31/2023
2254582C1	390	357	34	357	333	3/31/2023
31395UNF4	659	484	175	484	484	3/31/2023
12668BCH4	505	493	12	493	493	3/31/2023
30247DAE1	542	514	27	514	514	3/31/2023
05526QAN6	987	939	47	939	1,670	3/31/2023
59025CAD2	1,002	963	39	963	963	3/31/2023
38377WML5	1,152	991	161	991	922	3/31/2023
225458X45	1,814	1,758	57	1,758	3,330	3/31/2023
92939VAG9	1,818	1,800	18	1,800	3,288	3/31/2023
05608EAA2	2,519	2,251	268	2,251	4,285	3/31/2023
30711XAT1	2,375	2,262	114	2,262	2,180	3/31/2023
68402BAC0	10,822	9,933	890	9,933	9,933	3/31/2023

Total			$18,934

Securities with no amount disclosed represents an OTTI of less than $1.
The total amount of OTTI's recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $18,934, $50,101 and $6,381 in 2023, 2022 and 2021, respectively.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following table discloses, in the aggregate, all structured securities in an unrealized loss position for which an OTTI has not been recognized in accordance with the requirements of SSAP No. 43R. This includes securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:

	December 31, 2023
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
Less than 12 months	$22,601	$806,008
Greater than 12 months	1,060,596	3,967,794
Total	$1,083,197	$4,773,802

	December 31, 2022
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
Less than 12 months	$410,808	$2,366,601
Greater than 12 months	689,392	2,462,116
Total	$1,100,200	$4,828,717
Impairments on joint venture, partnerships and limited liability company holdings are taken when the market value is less than 90% of book value, and it is determined that the decline below book value is not recoverable. The fair value of these investments is based upon the Company's overall proportional ownership interest in the underlying partnership. The Company did not have any investments and impairments for the years ended December 31, 2023, 2022 and 2021.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Net Investment Income
Major categories of net investment income are summarized as follows:

	Year ended December 31
	2023	2022	2021
Gross investment income:
Equity securities	$7,241	$5,692	$3,330
Bonds	983,941	929,774	764,574
Mortgage loans	138,209	100,392	96,917
Derivatives	(7,678)	41,564	144,694
Contract loans	82,115	74,320	66,543
Other invested assets	81,002	106,979	122,917
Other	23,515	3,290	578
Total gross investment income	1,308,345	1,262,011	1,199,553
Investment expenses	(109,070)	(70,027)	(95,131)
Net investment income	$1,199,275	$1,191,984	$1,104,422
Accrued Investment Income
The following table shows the components of accrued investment income as of December 31, 2023:

2023
Accrued investment income:
Gross	$226,925
Nonadmitted	—
Admitted	$226,925

Aggregate deferred interest included in accrued investment income	$—
Federal Home Loan Bank Agreements
The Company is a member of the FHLB of Topeka. Through its membership, the Company has conducted business (issued funding agreements) with the FHLB. It is part of the Company's strategy to utilize these funds for spread lending purposes. Reserves for these funds appear on the statement of admitted assets, liabilities, and capital and surplus under deposit type contracts. The Company has determined the estimated maximum borrowing capacity as $13,300,000 at December 31, 2023. The Company has the ability to obtain funding from the FHLB based on a percentage of the value of its assets and subject to the availability of eligible collateral. The limit across all programs is potentially up to 40% of the general account total net admitted assets, excluding Separate Accounts, of the Company, one quarter in arrears, based on credit approval from FHLB of Topeka.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The amount of FHLB capital stock held by the Company is as follows:

	2023			2022
	General Account	Separate Account	Total	General Account	Separate Account	Total
Membership stock - Class A	$500	$—	$500	$500	$—	$500
Activity stock	80,500	—	80,500	73,750	—	73,750
Excess stock	1,901	—	1,901	1,636	—	1,636
Aggregate total	$82,901	$—	$82,901	$75,886	$—	$75,886
All FHLB membership stock is not eligible for redemption.

The amount of collateral pledged to FHLB at the end of the reporting period, and the maximum amount that was pledged to FHLB during the reporting period is as follows:

	Amount Pledged at End of Reporting Period			Maximum Amount Pledged During Reporting Period
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
As of December 31, 2023
General account	$2,995,041	$3,743,039	$1,800,000	$2,995,041	$3,743,039	$1,800,000
Separate account	—	—	—	—	—	—
Total	$2,995,041	$3,743,039	$1,800,000	$2,995,041	$3,743,039	$1,800,000

As of December 31, 2022
General account	$2,124,298	$2,834,631	$1,650,000	$2,175,676	$2,837,873	$1,650,000
Separate account	—	—	—	—	—	—
Total	$2,124,298	$2,834,631	$1,650,000	$2,175,676	$2,837,873	$1,650,000
The aggregate amount borrowed from the FHLB at the the end of the reporting period is as follows:

	General Account	Separate Account	Total	Funding Agreements Reserves Established
As of December 31, 2023
Debt	$—	$—	$—	XXX
Funding agreements	1,800,000	—	1,800,000	$1,803,761
Other	—	—	—	XXX
Aggregate total	$1,800,000	$—	$1,800,000	$1,803,761

As of December 31, 2022
Debt	$—	$—	$—	XXX
Funding agreements	1,650,000	—	1,650,000	$1,645,651
Other	—	—	—	XXX
Aggregate total	$1,650,000	$—	$1,650,000	$1,645,651
The maximum aggregate amount the general account borrowed from FHLB during the current reporting period was $1,800,000.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
As of December 31, 2023, the Company's FHLB borrowings are subject to prepayment penalties.
Restricted Assets (including Pledged)
The following table shows assets pledged as collateral or restricted at December 31, 2023:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*
FHLB capital stock	82,901	—	82,901	75,886	7,015	—	82,901	0.2%	0.2%
On deposit with states	27,139	—	27,139	27,081	58	—	27,139	0.1%	0.1%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,743,039	—	3,743,039	2,834,631	908,408	—	3,743,039	10.7%	10.8%
Reinsurance trust	16,735,678	—	16,735,678	0	16,735,678	—	16,735,678	47.9%	48.3%
Derivative pledged collateral	14,981	—	14,981	18,593	(3,612)	—	14,981	0.0%	0.0%
Total restricted assets	$20,603,738	$—	$20,603,738	$2,956,191	$17,647,547	$—	$20,603,738	58.9%	59.4%

* Subset of Total General Account Gross Restricted Assets
The following table shows assets pledged as collateral or restricted at December 31, 2022:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*
FHLB capital stock	$75,886	$—	$75,886	$66,091	$9,795	$—	$75,886	0.2%	0.2%
On deposit with states	27,081	—	27,081	27,027	54	—	27,081	0.1%	0.1%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,834,631	—	2,834,631	2,033,918	800,713	—	2,834,631	8.6%	8.6%
Derivative pledged collateral	18,593	—	18,593	3,733	14,860	—	18,593	0.1%	0.1%
Total restricted assets	$2,956,191	$—	$2,956,191	$2,130,769	$825,422	$—	$2,956,191	9.0%	9.0%

* Subset of Total General Account Gross Restricted Assets

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following table shows collateral received and reflected as assets at December 31, 2023:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
General Account
Cash, Cash Equivalents and Short-Term Investments	$371,333	$371,333	1.06%	1.06%
Total collateral Assets	$371,333	$371,333	1.06%	1.06%

*BACV divided by total assets excluding Separate Accounts

The Company has not received collateral reflected as assets in the separate account.

			Amount	% of Liability to Total Liabilities
Recognized Obligation to Return Collateral Asset (General Account)*			$371,333	1.07%

*BACV divided by total liabilities excluding Separate Accounts
The following table shows collateral received and reflected as assets at December 31, 2022:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
General Account
Cash, Cash Equivalents and Short-Term Investments	$189,572	$189,572	0.60%	0.60%
Total collateral Assets	$189,572	$189,572	0.60%	0.60%

*BACV divided by total assets excluding Separate Accounts
**BACV divided by total admitted assets excluding Separate Accounts

The Company has not received collateral reflected as assets in the separate account.

			Amount	% of Liability to Total Liabilities
Recognized Obligation to Return Collateral Asset (General Account)*			$189,572	0.63%

*BACV divided by total liabilities excluding Separate Accounts

Troubled Debt Restructuring
The Company has a high quality, well performing, portfolio of commercial mortgage loans and private placement debts. Under certain circumstances, modifications to these contracts are granted. Each modification is evaluated as to whether troubled debt restructuring has occurred. A modification is a troubled debt restructure when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include: reduction of the face amount or maturity amount of the debt as originally stated, reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
troubled debt restructuring. A valuation allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.
As of December 31, 2023 and 2022, the Company held 2 and 3 private placement troubled debt restructuring loans with a carrying value of $9,941 and $15,400, respectively.
For the years ended December 31, 2023 and 2022, the Company’s total recorded investment in restructured debt was $9,941 and $15,400, respectively. The Company realized losses related to these investments of $0, $0, and $0 during 2023, 2022, and 2021, respectively.
The Company has no contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
3.    Derivative Financial Instruments Held for Purposes Other than Trading
The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, foreign exchange, and market risk. The Company enters into the following type of derivatives: Credit Contracts, Equity Contracts, Foreign Exchange Contracts and Interest Rate Contracts. The Company's use and hedging strategy of derivatives is detailed in Note 1.
Upfront fees paid or received on derivative contracts are included on the statements of admitted assets and are being amortized to investment income over the remaining terms of the contracts.
Periodic payments from such contracts are included in investment income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or accrued investment income on the statements of admitted assets, liabilities and capital and surplus. Gains or losses realized as a result of early terminations are recognized in income in the statement of operations or deferred into IMR and amortized to investment income.
Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. Derivative contracts that are matched or otherwise designated to be associated with other financial instruments (replication transactions) are recorded at fair value if the related financial instruments mature,

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives not designated in effective hedging relationships are recorded as unrealized gains and losses in surplus.
The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.
Under the terms of the Company’s Over-The-Counter ("OTC") Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported on the balance sheet.
The table below summarizes the Company's types and amounts of collateral held, pledged and delivered related to OTC derivative contracts and cleared derivative contracts:

	As of December 31, 2023	As of December 31, 2022
Collateral Type:
Cash
Held- OTC Contracts	$371,333	$189,572
Held- Cleared Contracts	10,698	5,294
Pledged- Cleared Contracts	1,543	3,032

Securities
Held	$—	$—
Delivered	14,981	18,593

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The table below summarizes the Company’s derivative contracts at December 31, 2023 and 2022:

	Notional Amount	Carrying Value	Fair Value
December 31, 2023
Derivative contracts:
Credit contracts	$100,000	$981	$5,774
Equity contracts	3,055,518	385,831	385,832
Foreign exchange contracts	84,379	367	1,738
Interest rate contracts	63,000	5,117	5,117
Total derivative contracts	$3,302,897	$392,296	$398,461

December 31, 2022
Derivative contracts:
Credit contracts	$148,500	$2,297	$3,302
Equity contracts	2,606,232	190,864	190,836
Foreign exchange contracts	88,194	4,458	11,492
Interest rate contracts	55,540	1,288	(9,409)
Total return swaps	74,000	920	920
Total derivative contracts	$2,972,466	$199,827	$197,141
The Company does not have any derivative contracts with financing premiums.
4.    Concentrations of Credit Risk
The Company held below investment grade corporate bonds with an aggregate book value of $868,501 and $865,239 and an aggregate fair value of $767,179 and $751,801 at December 31, 2023 and 2022, respectively. Those holdings amounted to 3.7% and 3.5% of the Company’s investments in bonds and 2.6% and 2.6% of total admitted assets at December 31, 2023 and 2022, respectively. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds with a carrying value of $44,229 and $123,252 with an aggregate fair value of $38,411 and $123,252 at December 31, 2023 and 2022, respectively. The carrying value of these holdings amounted to 0.2% and 0.5% of the Company’s investment in bonds and 0.1% and 0.4% of the Company’s total admitted assets at December 31, 2023 and 2022, respectively.

The Company's commercial mortgage loan portfolio is diversified by geographic region and property type to manage concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates all mortgage loans based on relevant current information including a review of loan-specific credit, property characteristics and market trends. Loan performance is continuously

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
monitored on a loan-specific basis throughout the year. This review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.
The Company rates all commercial mortgages to quantify the level of risk. The Company places those loans with higher risk on a watch list and closely monitors these loans for collateral deficiency or other credit events that may lead to a potential loss of principal and/or interest.
Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	2023		2022
	Carrying Value	%	Carrying Value	%
Commercial Mortgage Loans:
Loan-to-Value:
0% - 50%	$2,083,418	55.9%	$2,262,164	86.0%
50% - 60%	222,816	6.0	344,698	13.1
60% - 70%	234,369	6.3	24,846	0.9
70% - 80%	29,591	0.8	—	—
80% - 90%	112,605	3.0	—	0.0
Total Commercial Mortgage Loans	2,682,799	72.0	2,631,708	100.0
Residential Mortgage Loans:
Performing	1,042,582	28.0	—	—
Total Residential Mortgage Loans	1,042,582	28.0	—	—

Total	$3,725,381	100.0%	$2,631,708	100.0%

Debt Service Coverage Ratio
Commercial Mortgage Loans:
Greater than 1.5x	$1,937,663	72.2%	$1,943,079	73.8%
1.25x to 1.5x	214,995	8.0	254,717	9.7
1.0x to 1.25x	199,815	7.5	137,329	5.2
Less than 1.0x	330,326	12.3	296,583	11.3
Total	$2,682,799	100.0%	$2,631,708	100.0%

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral.
The following table shows the Company's mortgage loan portfolio diversification by property type:

	As of December 31, 2023		As of December 31, 2022
Property Type	Carrying Value	%	Carrying Value	%

Apartments	$2,042,357	54.9%	$944,800	35.9%
Hotel/Motel	44,643	1.2	64,581	2.5
Industrial	667,214	17.9	354,503	13.5
Mixed Use	8,601	0.2	9,165	0.3
Office	284,346	7.6	321,758	12.2
Other	139,907	3.8	323,225	12.3
Retail	538,313	14.4	613,676	23.3
Total	$3,725,381	100.0%	$2,631,708	100.0%
The following table shows the Company's mortgage loan portfolio diversification by region:

	As of December 31, 2023		As of December 31, 2022
Region	Carrying Value	%	Carrying Value	%

Pacific	$742,507	19.9%	$729,773	27.6%
South Atlantic	916,738	24.6	546,816	20.8
West South Central	363,161	9.7	238,795	9.1
East North Central	342,875	9.2	280,208	10.6
Middle Atlantic	561,783	15.1	368,681	14.0
Mountain	402,181	10.9	306,515	11.7
West North Central	136,346	3.7	80,995	3.1
New England	74,483	2.0	44,130	1.7
East South Central	185,307	5.0	35,795	1.4
Total	$3,725,381	100.0%	$2,631,708	100.0%

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following table shows the carrying value of the Company's mortgage loan portfolio breakdown by year of origination:

Year of Origination	2023	2022
2023	$1,373,067	$—
2022	488,830	501,541
2021	193,029	236,095
2020	48,867	60,161
2019	111,540	121,822
2018	261,853	270,688
2017 and prior	1,248,196	1,441,401
Total	$3,725,381	$2,631,708

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
5.    Reserves
At December 31, 2023 and 2022, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account Non-Guaranteed	Total	% of Total
December 31, 2023
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$161,556	$—	$161,556	10.2%
At book value less current surrender charge of 5% or more	1,894	—	1,894	0.1
At fair value	—	9,170	9,170	0.6
Total with market value adjustment or at fair value	163,450	9,170	172,620	10.9
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	764,041	—	764,041	48.1
Not subject to discretionary withdrawal	651,006	—	651,006	41.0
Total gross individual annuities reserves	1,578,497	9,170	1,587,667	100.0%
Less reinsurance ceded	1,504	—	1,504
Total net individual annuities reserves	$1,576,993	$9,170	$1,586,163
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$152	$—	$152

Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$4,477	$—	$4,477	0.4%
Total with market value adjustment or at fair value	4,477	—	4,477	0.4
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	1,213	—	1,213	0.1
Not subject to discretionary withdrawal	1,244,396	—	1,244,396	99.5
Total gross group annuities reserves	1,250,086	—	1,250,086	100.0%
Less reinsurance ceded	—	—	—
Total net gross annuities reserves	$1,250,086	$—	$1,250,086
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—

Deposit Type Contracts (no life contingencies):
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	$511,070	$—	$511,070	20.0%
Not subject to discretionary withdrawal	2,034,874	—	2,034,874	80.0
Total gross deposit type contracts reserves	2,545,944	—	2,545,944	100.0%
Less reinsurance ceded	773	—	773
Total net deposit type contracts reserves	$2,545,171	$—	$2,545,171
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)

	General Account	Separate Account Non-Guaranteed	Total	Percent of Total
December 31, 2022
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$254,749	$—	$254,749	14.5%
At book value less current surrender charge of 5% or more	2,064	—	2,064	0.1
At fair value	—	10,977	10,977	0.6
Total with market value adjustment or at fair value	256,813	10,977	267,790	15.2
At book value without adjustment (minimal or no charge or adjustment)	882,060	—	882,060	50.1
Not subject to discretionary withdrawal	612,643	—	612,643	34.8
Total gross individual annuities reserves	1,751,516	10,977	1,762,493	100.0%
Less reinsurance ceded	1,625	—	1,625
Total net individual annuities reserves	$1,749,891	$10,977	$1,760,868
Amount at book value with surrender charge in the current year that will move to at book value without adjustment in the year after the statement date	$165	$—	$165

Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$4,700	$—	$4,700	0.4%
Total with market value adjustment or at fair value	4,700	—	4,700	0.4
At book value without adjustment (minimal or no charge or adjustment)	1,748	—	1,748	0.1%
Not subject to discretionary withdrawal	1,327,325	—	1,327,325	99.5%
Total gross group annuities reserves	1,333,773	—	1,333,773	100.0%
Less reinsurance ceded	—	—	—
Total net gross annuities reserves	$1,333,773	$—	$1,333,773
Amount at book value with surrender charge in the current year that will move to at book value without adjustment in the year after the statement date	$—	$—	$—

Deposit Type-Contracts (no life contingencies):
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	303,595	$—	$303,595	13.7%
Not subject to discretionary withdrawal	1,907,965	—	1,907,965	86.3%
Total gross deposit type contracts reserves	2,211,560	—	2,211,560	100.0%
Less reinsurance ceded	761	—	761
Total net deposit fund liabilities reserves	$2,210,799	$—	$2,210,799
Amount with current surrender charge of 5% or more in the current year that will have less than a 5% surrender charge in the year subsequent to the balance sheet year	$—	$—	$—
The reconciliation of total annuity reserves and deposit-type contract fund liabilities at December 31, 2023 and 2022, is as follows:

	December 31
	2023	2022
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$2,685,091	$2,943,984
Exhibit 5, Supplemental Contracts with Life Contingencies Section, Total (net)	141,989	139,680
Exhibit 7, Deposit - Type Contracts, line 14, column 1	2,545,171	2,210,800
Total Life & Accident & Health Annual Statement	5,372,251	5,294,464

Separate Accounts Annual Statement:
Exhibit 3, Annuities Section, Total (net)	9,169	10,977
Total Separate Accounts Annual Statement	9,169	10,977

Combined Total	$5,381,420	$5,305,441

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
At December 31, 2023 and 2022, the Company’s life insurance reserves, including those held in separate accounts that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	Account Value	Cash Value	Reserve
December 31, 2023
General Account:
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$232,067	$788,328
Universal life	10,259,164	10,123,785	9,880,871
Universal life with secondary guarantees	2,333,050	2,207,822	7,228,718
Indexed universal life	2,699,351	2,485,763	2,619,560
Indexed universal life with secondary guarantees	182,466	145,810	369,993
Other permanent cash value life Insurance	2,231,998	3,972,392	3,616,859
Variable life	4,882	4,882	4,864
Variable universal life	1,191,819	1,183,528	1,127,074
Miscellaneous reserves	—	—	34
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	7,413,015
Accidental death benefits	XXX	XXX	12,124
Disability - active lives	XXX	XXX	54,854
Disability - disabled lives	XXX	XXX	104,932
Miscellaneous reserves	XXX	XXX	2,660,538
Total gross life insurance reserves	18,902,730	20,356,049	35,881,764
Less reinsurance ceded	5,576,947	6,459,151	20,824,215
Total net life insurance reserves	$13,325,783	$13,896,898	$15,057,549

Separate Account with Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal life	$1,514,138	$1,482,766	$1,514,114
Not subject to discretionary withdrawal
Total gross life insurance reserves	1,514,138	1,482,766	1,514,114
Total net separate account with nonguaranteed life insurance reserves	$1,514,138	$1,482,766	$1,514,114

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)

	Account Value	Cash Value	Reserve
December 31, 2022
General Account:
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$204,823	$743,968
Universal life	8,664,668	8,547,244	8,411,585
Universal life with secondary guarantees	2,440,651	2,285,794	7,094,784
Indexed universal life	2,393,701	2,248,802	2,158,798
Indexed universal life with secondary guarantees	167,470	126,407	335,525
Other permanent cash value life Insurance	1,902,237	2,947,380	2,430,696
Variable life	5,846	5,846	5,830
Variable universal life	1,028,542	1,032,824	1,001,487
Miscellaneous reserves	—	—	138
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	7,000,622
Accidental death benefits	XXX	XXX	1,467
Disability - active lives	XXX	XXX	33,278
Disability - disabled lives	XXX	XXX	87,034
Miscellaneous reserves	XXX	XXX	2,341,535
Total gross life insurance reserves	16,603,115	17,399,120	31,646,747
Less reinsurance ceded	3,168,484	3,358,435	16,699,347
Total net life insurance reserves	$13,434,631	$14,040,685	$14,947,400

Separate Account with Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,357,026	$1,313,907	$1,355,731
Not subject to discretionary withdrawal
Total gross life insurance reserves	1,357,026	1,313,907	1,355,731
Less reinsurance ceded	—	—	—
Total net separate account with nonguaranteed life insurance reserves	$1,357,026	$1,313,907	$1,355,731
The reconciliation of total life insurance reserves at December 31, 2023 and 2022, is as follows:

	December 31
	2023	2022
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$13,508,596	$13,362,532
Exhibit 5, Accidental Death Benefits Section, Total (net)	9,711	589
Exhibit 5, Disability – Active Lives Section, Total (net)	11,756	5,880
Exhibit 5, Disability – Disabled Lives Section, Total (net)	70,388	62,458
Exhibit 5, Miscellaneous Reserves Section, Total (net)	1,457,098	1,515,942
Total Life & Accident & Health Annual Statement	15,057,549	14,947,401

Separate Accounts Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	1,514,114	1,355,731
Total Separate Accounts Annual Statement	1,514,114	1,355,731

Combined Total	$16,571,663	$16,303,132

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 and 2022 are as follows:

	2023		2022
	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$11,315	$6,543	$—	$—
Ordinary renewal	5,027	(39,846)	571	(6,305)
Group life	(19)	(25)	(11)	(17)
Group annuity	(63)	(63)	(106)	(106)
Total	$16,260	$(33,391)	$454	$(6,428)
6.    Employee Benefit Plans
Defined Benefit Plan: Prior to the Individual Life Transaction, the Company sponsored a non-contributory supplemental retirement non-qualified plan covering U.S. employees. The obligation was released as part of the Individual Life Transaction and the Company did not have any further obligations to the plan.
Defined Contribution Plans: Subsequent to the Individual Life Transaction, Resolution Life Services (US), Inc. sponsors the Resolution Life US 401(k) Plan (the “Plan”). Substantially all employees of Resolution Life Services (US) Inc. and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, other than Company agents. The Plan is a tax qualified defined contribution plan. Plan benefits are not guaranteed by the Pension Benefit Guaranty Corporation (“PBGC”). The Plan allows eligible participants to defer into the Plan a specified percentage of eligible compensation on a pretax basis. Resolution Life Services (US) Inc. matches such pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are automatically vested, regardless of service history. All contributions made to the Plan are subject to certain limits imposed by applicable law. Expenses allocated to the Company were $3,685, $3,214, and $2,316 for 2023, 2022, and 2021, respectively.
Consolidated/Holding Company Plans: Subsequent to the Individual Life Transaction Resolution Life Services (US) Inc., an affiliate, offers long term incentives to its eligible employees and certain other individuals who meet the eligibility criteria. Expenses allocated to the Company were $5,021, $2,666, and $4,662 for 2023, 2022, and 2021, respectively.
7.    Separate Accounts
Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)

The general nature and characteristics of separate accounts business is as follows:

	December 31, 2023	December 31, 2022
Non-Guaranteed Separate Accounts
Premium, consideration or deposits for the year	$37,048	$39,294

Reserves for separate accounts with assets at:
Fair value	$1,523,284	$1,366,708
Total reserves	$1,523,284	$1,366,708

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or more	9,170	—
At fair value	$1,514,114	$1,366,708
Total reserves	$1,523,284	$1,366,708
The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2023 and 2022, the Company reported assets and liabilities from Individual Annuity and Individual Life product lines in separate accounts.
Assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type:

	December 31, 2023		December 31, 2022
Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets	Legally Insulated Assets	Not Legally Insulated Assets

Individual life	$1,514,137	$—	$1,357,026	$—
Individual annuity	9,174	—	7,324	—
Total	$1,523,311	$—	$1,364,350	$—
Separate account assets for products registered with the SEC totaled $1,490,662 and $1,319,694 as of December 31, 2023 and 2022, respectively. Separate account assets for products not registered with the SEC totaled $32,649 and $44,656; all of which were Private Placement Variable Universal Life Products, as of December 31, 2023 and 2022, respectively.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amount in risk charges:

Year ended	Risk Charges
2023	$21
2022	22
2021	21
2020	21
2019	21
The Company’s general account did not pay any separate account guarantees for the years ended December 31, 2023, 2022 and 2021.
The Company does not engage in securities lending transactions within its separate accounts.
A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2023	2022	2021
Transfers as reported in the summary of operations
of the separate accounts statement:
Transfers to separate accounts	$37,048	$39,294	$43,398
Transfers from separate accounts	(88,769)	(85,055)	(92,207)
Transfers as reported in the summary of operations	$(51,721)	$(45,761)	$(48,809)
8.    Federal Income Taxes
The Company has entered into a tax allocation agreement with members of an affiliated group. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal, state, local or foreign tax returns. The tax allocation agreement provides that each subsidiary will make a payment to Resolution Life Colorado Inc. equal to its tax liability computed on a separate company basis and such payment will be reduced by any losses, loss carryforwards or other tax attributes that reduced the group's liability and which are allocable to the subsidiary.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following is a list of all affiliated companies that participate in the filing of this consolidated federal income tax return:

Resolution Life Colorado Inc.
Security Life of Denver Insurance Company
Roaring River II, Inc.
Midwestern United Life Insurance Company
Security Life of Denver International Limited
Under the intercompany tax allocation agreement, the Company had a receivable of $29,366 at December 31, 2023 and $21,081 at December 31, 2022 respectively, from Resolution Life Colorado Inc., an affiliate, for federal income taxes.
Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2023	2022	2021
Federal tax (benefit) expense on operations	$3,997	$(5,622)	$(59,971)
Federal tax (benefit) expense on capital gains and losses	(12,281)	(9,699)	89,485
Total current tax (benefit) expense incurred	$(8,284)	$(15,321)	$29,514
The components of deferred tax asset and deferred tax liability that make up a Net Deferred Tax Asset ("DTA") at December 31, 2023 and 2022 are as follows:

	12/31/23			12/31/22			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$667,454	$157,850	$825,304	$508,372	$130,730	$639,102	$159,082	$27,120	$186,202
Statutory valuation allowance adjustments	—	133,668	133,668	—	99,910	99,910	—	33,758	33,758
Adjusted gross DTAs	667,454	24,182	691,636	508,372	30,820	539,192	159,082	(6,638)	152,444
Nonadmitted DTAs	315,951	—	315,951	285,489	—	285,489	30,462	—	30,462
Subtotal net admitted DTAs	351,503	24,182	375,685	222,883	30,820	253,703	128,620	(6,638)	121,982
Deferred tax liabilities*	158,839	24,182	183,021	75,552	30,820	106,372	83,287	(6,638)	76,649
Net admitted DTA (DTL)	$192,664	$—	$192,664	$147,331	$—	$147,331	$45,333	$—	$45,333

*A portion of the capital DTL has been used to offset ordinary DTAs.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2023 and 2022 are as follows:

		12/31/2023			12/31/2022			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a.	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a)) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	192,664	—	192,664	147,331	—	147,331	45,333	—	45,333
	1. Adjusted gross DTAs expected to be realized following the balance sheet date	221,832	—	221,832	147,331	—	147,331	74,501	—	74,501
	2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	192,663	XXX	XXX	167,849	XXX	XXX	24,814
c.	Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	158,839	24,182	183,021	75,552	30,820	106,372	83,287	(6,638)	76,649
d.	Deferred tax assets admitted as the result of application SSAP No. 101 Total	$351,503	$24,182	$375,685	$222,883	$30,820	$253,703	$128,620	$(6,638)	$121,982
The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation are as follows:

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	888.1%	786.6%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,632,480	$1,432,336
Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	12/31/2023		12/31/2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross DTAs	$667,454	$24,182	$508,372	$30,820	$159,082	$(6,638)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$351,503	$24,182	$222,883	$30,820	$128,620	$(6,638)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00%	0.00%	1.75%	0.00%	(1.75)%	0.00%
The Company’s tax planning strategies do include the use of reinsurance.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The significant components of deferred tax assets and deferred tax liabilities are as follows:

	12/31/2023	12/31/2022	Change
Deferred tax assets:
Ordinary:
Unearned premium reserve	$1	$1	$—
Policyholder reserves	181,783	157,004	24,779
Investments	129,397	76,140	53,257
Deferred acquisition costs	254,272	246,532	7,740
Policyholder dividends accrual	4,634	4,846	(212)
Compensation and benefits accrual	3	—	3
Receivables - nonadmitted*	878	935	(57)
Net Operating loss carry-forward	95,534	15,730	79,804
Tax credit carry-forward	482	482	—
Other	470	6,702	(6,232)
Gross ordinary deferred tax assets	667,454	508,372	159,082
Nonadmitted	315,951	285,489	30,462
Admitted ordinary deferred tax assets	351,503	222,883	128,620
Capital:
Investments	24,182	30,820	(6,638)
Net capital loss carry-forward	133,668	99,910	33,758
Subtotal	157,850	130,730	27,120
Statutory valuation allowance adjustment	133,668	99,910	33,758
Admitted capital deferred tax assets	24,182	30,820	(6,638)
Admitted deferred tax assets	$375,685	$253,703	$121,982

Deferred tax liabilities:
Ordinary:
Investments	$112,423	$32,854	$79,569
Deferred and uncollected premiums	5,327	4,411	916
Policyholder reserves	9,885	16,780	(6,895)
Total ordinary deferred tax liabilities	127,635	54,045	73,590
Capital:
Investments	55,386	52,327	3,059
Total capital deferred tax liabilities	55,386	52,327	3,059
Total deferred tax liabilities	$183,021	$106,372	$76,649

Net admitted deferred tax assets (liabilities)	$192,664	$147,331	$45,333

* Includes other nonadmitted assets
Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2023 and December 31, 2022, the Company had valuation allowances of $133,668 and $99,910 respectively.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes for the following reasons:

	Year Ended December 31
	2023		2022		2021
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Ordinary (loss) income	$(484,235)		$330,721		$(576,948)
Capital (losses) gains	(164,731)		(143,673)		7,777
Total pretax (loss) income	(648,966)		187,048		(569,171)

Expected tax (benefit) expense at 21% statutory rate	(136,283)	21.0%	39,280	21.0%	(119,526)	21.0%
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(967)	0.1%	(1,733)	(0.9)%	(846)	0.1%
Interest maintenance reserve	(107,786)	16.7%	(88,176)	(47.0)%	327,494	(57.4)%
Reinsurance	(4,066)	0.6%	(6,777)	(3.6)%	34,865	(6.1)%
NOL adjustment	(13,400)	2.1%	—	0.0%	(507,278)	89.1%
Capital loss adjustment	99,910	(15.4)%	(2,951)	(1.6)%	—	—%
Change in valuation allowance	33,758	(5.2)%	99,910	53.4%	—	—%
Other	4,832	(0.8)%	1,574	0.7%	(11,462)	1.9%
Total income tax reported	$(124,002)	19.1%	$41,127	22.0%	$(276,753)	48.6%

Current income taxes incurred	$(8,284)	1.3%	$(15,321)	(8.2)%	$29,514	(5.2)%
Change in deferred income tax*	(115,718)	17.8%	56,448	30.2%	(306,267)	53.8%
Total income tax reported	$(124,002)	19.1%	$41,127	22.0%	$(276,753)	48.6%
* Excluding tax on unrealized gains (losses) and other surplus items.
As of December 31, 2023, the Company's loss carry-forwards originated and expires as follows:

	Year of Origination	Year of Expiration	Amount
Net capital loss carry-forward	2023	2028	$636,514
Total Net capital loss carry-forward*			$636,514

Net operating loss	2022	NONE	$138,715
Net operating loss	2023	NONE	316,209
Total Net operating loss carry-forward*			$454,924

*Tax allocation agreement allows for members of the consolidated group to share losses generated on a separate company basis.
There are no amounts of federal income tax incurred that will be available for recoupment in the event of future net losses from 2023 and 2022.
There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2023 and 2022.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The Company has no unrecognized tax benefits as of December 31, 2023 and 2022.
The Company has no unrecognized tax benefits for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
The Company had no unrecognized tax benefits as of December 31, 2023 and 2022, that would affect the Company’s effective tax rate if recognized.
The Company does not have any transferable state tax credit assets at December 31, 2023.

The Company does not have any non-transferable or nonadmitted state tax credit assets at December 31, 2023.
The Company did not recognize an impairment loss on state transferable and non-transferable tax credits for the year ended December 31, 2023 and 2022, respectively.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in Federal income taxes and Federal income tax expense on the statements of admitted assets, liabilities and capital and surplus and statement of operations, respectively. The Company had no accrued interest or penalties as of December 31, 2023, 2022 and 2021.
The Inflation Reduction Act ("Act") was enacted on August 16, 2022, and included a new corporate alternative minimum tax ("CAMT"). The Act and the CAMT went into effect for tax years beginning after 2022. The Company has determined that it is not subject to CAMT in 2023.
9.    Investment in Subsidiaries
The Company has two wholly owned insurance subsidiaries, Midwestern United Life Insurance Company ("Midwestern"), and RRII. The Company also has one wholly owned non-insurance subsidiary, SLD America Equities, Inc. ("SLD AE").
Amounts invested in and advanced to the Company’s subsidiaries are summarized as follows:

	December 31
	2023	2022
Common stock (cost - $67,246 in 2023 and $67,246 in 2022)	$166,690	$161,373
Total investment in subsidiaries	$166,690	$161,373
At December 31, 2023 and 2022, the Company had no amounts nonadmitted related to its investment in SCA entities.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The Company does not have any investments for which the audited equity reflects a departure from NAIC SSAP.

10.    Reinsurance
The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

As part of the Individual Life Transaction, the Company entered into an agreement to assume on a coinsurance basis with assets transferred to a comfort trust for general account liabilities and on a modified coinsurance basis for separate account liabilities with the following former related entities: ReliaStar Life Insurance Company (“RLI”), ReliaStar Life Insurance Company of New York (“RNY”), and Voya Retirement Insurance and Annuity Company (“VRIAC”). The coinsurance/modified coinsurance agreements with RLI, RNY and VRIAC cover all remaining life business not already reinsured with other reinsurers (including life business assumed from other insurers) from RLI and RNY, the majority of fixed and variable annuity products not already reinsured with other reinsurers from RLI and RNY, and certain fixed and variable annuity and pension risk transfer products from VRIAC. The liabilities covered under the agreement are reinsured on a 100% quota share basis from RLI and VRIAC and a 75% quota share basis from RNY. In preparation for transactions required by the MTA, the Company recaptured several reinsurance agreements with the following parties: RLI, RR4, SLDI, Hannover Re, New Reinsurance Company Ltd., FNL Insurance Company, Ltd. (“FNL”), and The Canada Life Assurance Company.

Additionally, the Company entered into reinsurance agreements on a coinsurance with funds withheld basis with SLDI, RRII, FNL, and Partner Reinsurance Europe SE – Zurich Branch (“Partner Re”) in order to facilitate the financing of excess reserve requirements associated with Regulation XXX/AG38 and Regulation AXXX which require insurers to hold significantly higher levels of reserves on certain term products and return of premium endowment term insurance products and certain riders and on universal life insurance products with secondary guarantees. Such reinsurance enables the Company to use both traditional and alternative sources of collateral to fund the excess reserve requirements and is generally able to secure longer term financing on a more capital efficient basis.

Effective October 1, 2021, the Company entered into an agreement under which the Company assumes from Lincoln National Life Insurance Company (“Lincoln”) on a 100% coinsurance (modco for separate accounts) basis its interest and liabilities with respect to certain universal life and variable universal life products. The Company also entered into an

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
agreement under which the Company cedes to New Reinsurance Company, Ltd. on a coinsurance with funds withheld basis combined with a yearly renewable term basis certain universal life and variable universal life products that were assumed from Lincoln.

Effective August 1, 2023, the Company entered into an agreement under which the Company assumes from Farmers New World Life Insurance Company (“FNWL”) on a 100% coinsurance (modco for separate accounts) basis its interest and liabilities with respect to certain life and annuity products. The Company also entered into an agreement under which the Company cedes to Swiss Re Life & Health America Inc. on a 100% coinsurance basis with respect to term life products that was assumed from FNWL. The Company also entered into an agreement under which the Company cedes to Partner Re on a coinsurance with funds withheld basis combined with a yearly renewable term basis certain universal life, whole life and variable universal life products that were assumed from FNWL.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2023	2022	2021
Statements of operations
Premiums	$6,393,914	$1,155,062	$5,176,647
Benefits and other expenses	5,948,895	1,365,901	1,994,645
Statements of admitted assets, liabilities, and capital and surplus
Deferred and uncollected premiums	880,730	496,621	531,926
Policy and contract liabilities	21,610,545	17,207,151	17,528,928
The Company does not have any reinsurance agreement in effect under which the reinsurer may unilaterally cancel the agreement.
Assumed premiums amounted to $7,413,769, $962,488 and $20,873,066 for 2023, 2022 and 2021, respectively.
The Company estimates that an aggregate reduction in surplus of $4,947,089 would occur in the event that all reinsurance agreements were terminated, by either party, as of December 31, 2023. The amount estimated as of December 31, 2022 and 2021 was $2,584,625 and $1,671,151, respectively.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
11.    Capital and Surplus
On August 01, 2023, the Company received a cash capital contribution of $665,000 from its parent company, RLCO, to facilitate a reinsurance transaction.
Under Colorado insurance regulations, the Company is required to maintain a minimum total capital and surplus of $1,500. Additionally, as a condition of approving the Individual Life Transaction, the Colorado Division of Insurance has required that any dividend or distribution made prior to January 4, 2025 must be approved by the Division as though it were an extraordinary dividend or distribution. An extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the lesser of (1) 10% of the insurer’s policyholder surplus as of the preceding December 31 or (2) the insurer's net gain from operations for the twelve-month period ended the preceding December 31, in each case determined in accordance with statutory accounting principles.
The Company's capital is common stock, with 149 shares authorized and 144 shares issued and outstanding with a par value of $20,000 per share as of December 31, 2023.
On January 4, 2021, at closing of the Individual Life Transaction, RLCO purchased the 1994, 2000 and 2019 surplus notes from a Voya Financial, Inc. subsidiary for an amount equal to the principal plus interest accrued through January 4, 2021. Immediately following the purchase of the surplus notes, on January 4, 2021, RLCO contributed the 1994, 2000, and 2019 notes to the Company, resulting in the extinguishment of these surplus notes. As a result of the extinguishment, the reclassification of the principal as of January 4, 2021 between surplus notes and gross paid in and contributed surplus of $96,007 occurred during the period. RLCO also forgave the accrued interest on the notes, resulting in a capital contribution of $33,611.
On January 4, 2021, the 2017 and 2018 notes were restructured into one surplus note with a fixed interest rate of 5.0% and a maturity date of January 4, 2031. On September 7, 2021, the Colorado Insurance Commissioner approved a Second Amended and Restated Surplus Note Agreement which extends the Scheduled Maturity Date to January 1, 2036 and restricts the prepayment of principal until January 4, 2026. The Second Amended and Restated Surplus Note Agreement was effective as of January 4, 2021. Any payment of principal and/or interest is subject to the prior approval of the Colorado Insurance Commissioner.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The Company's surplus notes as of December 31, 2023 are as follows:

Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year*	Unapproved Interest And/Or Principal
1/4/2021	5%	$123,000	N	$123,000	$123,000	$—
XXX	XXX	$123,000	XXX	$123,000	$123,000	$—

Current year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider).	Current Year Principal Paid	Life-To-Date Principal Paid	Date of Maturity
$6,150	$18,793	0.0%	$0	$0	1/1/2036
$6,150	$18,793	XXX	$—	$—	XXX

Are Surplus Note payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Notes proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
Y	N	N	N

Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer? (Y/N)
$—	$—	N
$—	$—	XXX

Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.
12.    Fair Values of Financial Instruments
The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties other than in a forced or liquidation sale. Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds, when carried at the lower of cost or market.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The levels of the fair value hierarchy are as follows:

▪Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.

▪Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)Quoted prices for similar assets or liabilities in active markets;
b)Quoted prices for identical or similar assets or liabilities in non-active markets;
c)Inputs other than quoted market prices that are observable; and
d)Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

▪Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments described below. The Company’s composition of asset mix can change from period to period and all assets described below may not be held at December 31, 2023.

Bonds and other invested assets: The Company utilizes a number of valuation methodologies to determine the fair values of its bonds. Valuations are obtained from third party commercial pricing services, brokers, and industry-standard vendor-provided software that models the value based on market observable inputs. The valuations obtained from brokers and third-party commercial pricing services are non-binding. The valuations are reviewed and validated through price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Fair values for actively traded marketable bonds are determined based upon quoted market prices and are classified as Level 1 assets. Corporate bonds, ABS, U.S. agency bonds, and foreign securities use observable pricing method such as matrix pricing, market corroborated pricing or inputs such as yield curves and indices. These investments are classified as Level 2.

For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placement investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity. The Company's statutory fair values represent the amount that would be received to sell securities at the measurement date, i.e., “exit price” concept. These assets are classified as Level 3.

Preferred and Common Stock: Fair values of publicly traded stocks are based upon quoted market price and are classified as Level 1 assets. Certain preferred and common stock prices are obtained through commercial pricing services and are classified as Level 2 assets. Other stocks, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers and are classified as Level 3 assets.
Mortgage loans: The fair values for mortgage loans are estimated on a monthly basis using discounted cash flow analyses and rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Mortgage loans are classified as Level 3.
Contract loans: The fair value of contract loans approximates the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 2.
Cash equivalents and short-term investments: The fair values for cash equivalents and short-term investments are generally determined based on quoted market prices. These assets are classified as Level 1 and Level 2.
Derivatives: Certain derivatives are carried at fair value which is determined using observable key financial data such as yield curves, exchange rates, S&P 500 Index prices, SOFR, and OIS. Derivatives fair values are generally obtained from third party sources. Counterparty credit risk is considered and incorporated in the Company’s valuation process through counterparty credit rating requirements and monitoring of overall exposure. The Company’s own credit risk is monitored by comparison of credit ratings from national rating services. It is the Company’s policy to transact only with investment grade counterparties with a credit rating of A- or better.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
Separate account assets: Assets held in separate accounts are reported at the quoted fair values of the underlying investments in the separate accounts. Mutual funds, short-term investments and cash are based upon a quoted market price and are included in Level 1 and Level 2.
Supplementary contracts and immediate annuities: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.
Deposit type contracts: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3. For certain deposit type contracts, fair value is estimated by discounting cash flows at rates that are risk-free rates plus an adjustment for nonperformance risk. These liabilities are classified as Level 2.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2023:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
Assets:
Bonds	$19,851,613	$23,501,612	$177,146	$16,480,886	$3,193,581
Preferred stock	4,766	5,160	—	1,714	3,052
Common stock (unaffiliated)	90,584	90,584	—	82,901	7,683
Mortgage loans	3,529,575	3,725,381	—	—	3,529,575
Contract loans	1,853,620	1,853,620	—	1,853,620	—
Other invested assets	130,583	150,896	—	89,681	40,902
Cash equivalents and short-term investments	767,475	767,474	765,406	2,069	—
Derivatives:
Credit contracts	5,774	982	—	5,774	—
Equity contracts	464,550	464,550	—	137,941	326,609
Foreign exchange contracts	2,364	1,457	—	2,364	—
Interest rate contracts	5,567	5,567	—	5,567	—
Separate account assets	1,523,311	1,523,311	1,516,436	6,875	—
Total Assets	$28,229,782	$32,090,594	$2,458,988	$18,669,392	$7,101,402

Liabilities:
Supplementary contracts and immediate annuities	$220,170	$254,942	$—	$41,607	$178,563
Deposit type contracts	2,305,744	2,290,228	—	2,305,744	—
Derivatives:
Equity contracts	78,719	78,719	—	78,719	—
Foreign exchange contracts	626	1,090	—	626	—
Interest rate contracts	450	450	—	450	—
Total Liabilities	$2,605,709	$2,625,429	$—	$2,427,146	$178,563
The Company did not have any financial instruments for which it was not practicable to estimate the fair value or measured and reported at net asset value ("NAV") at December 31, 2023.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2022:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
Assets:
Bonds	$19,546,618	$24,476,528	$154,122	$17,334,993	$2,057,503
Preferred stock	8,061	8,579	—	5,031	3,030
Common stock	85,122	85,122	—	75,886	9,236
Mortgage loans	2,422,294	2,631,708	—	—	2,422,294
Contract loans	1,522,059	1,522,059	—	1,522,059	—
Other invested assets	121,142	138,922	—	80,963	40,179
Cash equivalents and short-term investments	301,432	301,432	266,432	35,000	—
Derivatives:
Credit contracts	3,302	2,297	—	3,302	—
Equity contracts	207,671	207,670	—	34,851	172,820
Foreign exchange contracts	11,493	4,460	—	11,493	—
Interest rate contracts	(7,747)	2,949	—	(7,747)	—
Separate account assets	1,364,350	1,364,350	1,355,931	8,419	—
Total Assets	$25,585,797	$30,746,076	$1,776,485	$19,104,250	$4,705,062

Liabilities:
Supplementary contracts and immediate annuities	189,865	241,373	—	—	189,865
Deposit type contracts	1,980,802	1,969,426	—	1,980,802	—
Derivatives:
Equity contracts	16,807	16,807	—	16,807	—
Foreign exchange contracts	1	1	—	1	—
Interest rate contracts	742	742	—	742	—
Total Liabilities	$2,188,217	$2,228,349	$—	$1,998,352	$189,865
The Company did not have any financial instruments for which it was not practicable to estimate the fair value or measured and reported at NAV at December 31, 2022.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The table below shows assets and liabilities measured and reported at fair value as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Bonds:
Residential mortgage-backed	—	335	—	335
Preferred stock	—	1,714	—	1,714
Common stock	—	82,901	7,683	90,584
Derivatives:
Equity contracts	—	137,941	326,609	464,550
Interest rate contracts	—	5,567	—	5,567
Separate account assets	1,516,437	6,875	—	1,523,312
Total assets	$1,516,437	$235,333	$334,292	$2,086,062

Liabilities:
Supplementary contracts and immediate annuities	$—	$41,607	$—	$41,607
Deposit type contracts	—	486,467	—	$486,467
Derivatives:
Equity contracts	—	78,719	—	78,719
Foreign exchange contracts	—	437	—	437
Interest rate contracts	—	450	—	450
Total liabilities	$—	$607,680	$—	$607,680
The table below shows assets and liabilities measured and reported at fair value as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets:
Bonds:
Foreign	$—	$19	$—	$19
Residential mortgage-backed	—	345	—	345
Preferred stock	—	5,031	102	5,133
Common stock	—	75,886	9,236	85,122
Derivatives:
Equity contracts	—	34,617	172,820	207,437
Foreign exchange contracts	—	1,117	—	1,117
Interest rate contracts	—	2,949	—	2,949
Separate account assets	1,355,931	8,419	—	1,364,350
Total assets	$1,355,931	$128,383	$182,158	$1,666,472

Liabilities:
Deposit type contracts	$—	$323,775	$—	$323,775
Derivatives:
Equity contracts	—	16,807	—	16,807
Foreign exchange contracts	—	1	—	1
Interest rate contracts	—	742	—	742
Total liabilities	$—	$341,325	$—	$341,325

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2023:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
Bonds:
Preferred Stock	102	—	—	—	(102)	—	—	—	—	—
Common Stock	9,236	—	—	—	(1,553)		—	—	—	7,683
Derivatives:
Equity contracts	172,820	—	—	44,688	97,613	71,469	—	(59,980)	—	326,610
Total	$182,158	$—	$—	$44,688	$95,958	$71,469	$—	$(59,980)	$—	$334,293
The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2022:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
Bonds:
Foreign	$13	$—	$(13)	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	102	—	—	—	—	—	—	—	—	102
Common Stock	2,507	—	—	—	(4,322)	11,051	—	—	—	9,236
Derivatives:
Equity contracts	437,334	—	—	104,303	(335,214)	82,863	—	(116,466)	—	172,820
Total	$439,956	$—	$(13)	$104,303	$(339,536)	$93,914	$—	$(116,466)	$—	$182,158
The Company may reclassify assets reported at fair value between levels of the fair value hierarchy established as part of SSAP No. 100R, Fair Value-Revised, if appropriate, based on changes in the quality of valuation inputs available during a reporting period. The policy governing when these transfers are recognized did not change during 2023 or 2022.
The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.
13.    Commitments and Contingencies
Guarantee Agreements: The Company guarantees certain contractual policy claims of its subsidiary, Midwestern. In the unlikely event that Midwestern was unable to fulfill its obligations to policyholders, the Company would be obligated to assume the guaranteed policy obligations. Any ultimate contingent losses in connection with such guarantees will not have a material adverse impact on the Company’s future operations or financial position. The Company recorded a liability of $0 related to this guarantee as of December 31, 2023 and 2022. The Company was not required to make any payments related to this guarantee during the years ended 2023 and 2022. The maximum potential of future payments is $0 as of 2023.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)

Operating Leases: The Company is party to certain cost-sharing arrangements and service agreements with other affiliated Resolution Life U.S. Holdings Inc. companies. Included in these cost-sharing arrangements is rent expense, which is allocated to the Company in accordance with systematic cost allocation arrangements. Under a former cost-sharing and services agreements with Voya Financial, Inc. companies, the rent expense was allocated to the Company in accordance with systematic cost allocation arrangements. The Company incurred rent expense of $3,943, $2,283 and $2,874 for 2023, 2022 and 2021 under this cost-sharing methodology respectively.
Legal Proceedings - The Company is involved in threatened or pending lawsuits or arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation and arbitrations, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals.

In addition, the life insurance industry, including the Company, has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on the Company's operations or financial position. The Company has reached agreement in principle to settle the class action lawsuit titled Advance Trust & Life Escrow Services, LTA v. Security Life of Denver (USDC District of Colorado, No. 1:18-cv-01897) (filed July 26, 2018). The agreement in principle contemplates a cash payment by the Company of $30,000 to settle all claims brought on behalf of all members of the certified class. The Court approved the final settlement on September 13, 2023, and the $30,000 settlement was funded on October 18, 2023. As part of the settlement, the Plaintiff Class reserved the right to appeal the Court's summary judgment ruling in favor of SLD relating to the LDGUL product. Such appeal was filed on October 12, 2023.

Regulatory Matters - As with many financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Some of the investigations, examinations, audits and inquiries could result in regulatory action against the Company. The potential outcome of such regulatory action is difficult to predict, but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
payments, penalties, fines and other financial liability, and changes to the Company's policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action will have a material adverse effect on the Company's financial position. It is the practice of the Company to cooperate fully in these matters.
Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and commercial mortgages of $1,675,083 and $95,690 at December 31, 2023 and 2022, respectively. The Company is also committed to provide additional capital contributions of $675,892 and $445,765 at December 31, 2023 and 2022, respectively, in partnerships.
Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, withdrawals, death benefits, surrenders and dividends to its parent.
The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. In addition, the investment portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed residential mortgage backed securities. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows.
The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company uses derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
14.    Financing Agreements
The Company has entered into a reciprocal loan agreement with Resolution Life US to promote efficient management of cash and liquidity and to provide for unanticipated short-term cash requirements. Under this agreement, which expires January 4, 2031, the Company and Resolution Life US can borrow up to 3% of the Company's admitted assets excluding separate accounts as of December 31 of the preceding year from one another. Interest on any borrowing by a subsidiary under a reciprocal loan agreement is charged at a rate based on the prevailing market rate for similar third-party borrowing or securities. During 2023, rates ranged from 5.4% to 6.5%. Under this agreement, the Company incurred interest expense of $57, $1,322, and $2,192 and interest income of $2,187, $128 and $2 for the years ended December 31, 2023, 2022 and 2021, respectively. As of December 31, 2023 and 2022, the Company had $0 and $35,000 outstanding receivable from and $0 and $0 outstanding payable to Resolution Life US under the reciprocal loan agreement, respectively.
As of December 31, 2023, the Company is the beneficiary of letters of credit totaling $0.9 The terms of the letters of credit provide for automatic renewal upon anniversary unless otherwise canceled or terminated by the ceding company or the letter of credit provider.
15.    Related Party Transactions
The Company has entered into various management and services contracts with affiliated companies. The costs associated with these agreements are allocated among those companies in accordance with systematic cost allocation methods. The Company's primary related party agreements are detailed below, expenses incurred under the agreements were all quantitatively immaterial for disclosure:
Service Agreements: The Company has entered into an inter-insurer services agreement with its U.S. insurance company affiliates and other affiliates (collectively, the "affiliates") whereby the affiliates provide certain administrative, management, professional, advisory, consulting, and other services to each other. For the years ended December 31, 2023 and 2022 expenses were immaterial.
Tax Sharing Agreements: See Note 8 for disclosure related to the federal tax sharing agreement.

The Company has also entered into a state tax sharing agreement with Resolution Life U.S. Holdings Inc. and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which Resolution Life U.S. Holdings Inc. and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2023 and 2022
___________________________________________________________________________________________________________________________________________________________
($’s in thousands, except par value and share amounts)
16. Accident and Health Contracts
Effective January 1, 2020, the accident and health business assumed by the Company was recaptured by RLI. Simultaneously with this recapture, effective January 1, 2020, the Company recaptured the retrocession of the block from Canada Life. The Company reports zero accident and health business on a net basis, and a de minimis amount on a gross basis.
17.    Subsequent Events
The Company has evaluated all events occurring after December 31, 2023 through April 26, 2024, the date the financial statements were available to be issued, to determine whether any event required either recognition or disclosure in the statutory basis financial statements.
On April 15, 2024 the Company received approval from the Colorado Division of Insurance to make a cash return of capital to its parent company, RLCO, of $200,000.
There were no other material events that occurred subsequent to December 31, 2023.

Supplementary Information

SECURITY LIFE OF DENVER INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2023
($'s in thousands)

Investment Income Earned:
U.S. government bonds	$18,275
Other bonds (unaffiliated)	965,666
Preferred stocks (unaffiliated)	279
Common stocks (unaffiliated)	6,962
Mortgage loans	138,209
Contract loans	82,115
Cash, cash equivalents, and short-term investments	18,349
Other invested assets	81,002
Derivative instruments	(7,678)
Aggregate write-ins for investment income	5,166
Gross investment income	$1,308,345

Mortgage Loans (Book Value):
Commercial mortgages	$2,526,674
Residential mortgages	1,042,582
Mezzanine	156,125
Total mortgage loans	$3,725,381

Mortgage Loans by Standing (Book Value):
Good standing	$3,716,440
Interest overdue more than 90 days, not in foreclosure	8,941
Total mortgage loans by standing	$3,725,381

Other long-term assets (statement value)	$1,197,197

Contract loans	$1,853,620

Bonds and Stocks of Parents, Subsidiaries and Affiliates (Book Value):
Bonds	$—

Common stocks	$166,690
Total bonds and stocks of parents, subsidiaries and affiliates	$166,690

SECURITY LIFE OF DENVER INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2023
($'s in thousands)

Bonds and Short-term Investments by NAIC Designation and Maturity:
Bonds and Short-term Investments by Maturity (Statement Value):
Due within 1 year or less	$1,398,487
Over 1 year through 5 years	3,483,913
Over 5 years through 10 years	5,200,236
Over 10 years through 20 years	6,988,978
Over 20 years	6,432,067
Total by maturity	$23,503,681

Bonds and Short-term Investments by NAIC Designation (Statement Value):
NAIC 1	$13,945,553
NAIC 2	8,694,327
NAIC 3	619,844
NAIC 4	220,735
NAIC 5	21,461
NAIC 6	1,761
Total by NAIC Designation	$23,503,681

Total bonds and short-term investments publicly traded	$10,284,588

Total bonds and short-term investments privately placed	$13,219,092

Preferred stocks (statement value)	$5,160

Common stocks, including subsidiaries (market value)	$257,274

Short-term investments (book value)	$2,069

Cash equivalents	$765,406

Financial options owned (statement value)	$464,418

Financial options written and in force (statement value)	$(78,715)

Financial collar, swap and forward agreements open (statement value)	$6,465

Financial futures contracts open (current value)	$129

Cash on deposit	$177,327

Life Insurance in Force:
Industrial	$87,817
Ordinary	607,420,499
Group life	89,716
Total life insurance in force	$607,598,032

Amount of accidental death insurance in force under ordinary policies	$3,121,673

SECURITY LIFE OF DENVER INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2023
($'s in thousands)

Life Insurance Policies with Disability Provisions in Force:
Ordinary	$34,026,503
Group life	$200

Supplementary Contracts in Force:
Ordinary-not involving life contingencies:
Amount on deposit	$189,624
Amount of income payable	$6,809
Ordinary-involving life contingencies:
Amount on deposit	$—
Amount of income payable	$14,716
Group-not involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—
Group-involving life contingencies:
Amount on deposit	$—
Amount of income payable	$—

Annuities:
Ordinary:
Immediate-amount of income payable	$58,740
Deferred-fully paid account balance	$366,531
Deferred-not fully paid account balance	$649,567
Group:
Amount of income payable	$946
Fully paid account balance	$1,482
Not fully paid account balance	$—

Accident and Health Insurance Premiums in Force:
Ordinary	$—
Group	$—

Deposit Funds and Dividend Accumulations:
Deposit funds-account balance	$2,186,864
Dividend accumulations-account balance	$70,117

SECURITY LIFE OF DENVER INSURANCE COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2023
($'s in thousands)

Claim payments for the years ended December 31:
Group accident and health:
2023	$—

2022	$—

2021	$—

2020	$—

2019	$—

Prior	$—

SECURITY LIFE OF DENVER INSURANCE COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2023
($'s in thousands)
The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

Reinsurance Credit:

The Company has not identified any reinsurance contracts entered into, renewed, or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule of life and health reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.

SECURITY LIFE OF DENVER INSURANCE COMPANY
Investment Risk Interrogatories
December 31, 2023
($'s in thousands)

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
For the year Ended December 31, 2023
(To Be Filed by April 1)

Of The SECURITY LIFE OF DENVER INSURANCE COMPANY

ADDRESS (City, State and Zop Code) West Chester , PA 19380-1478....................................................................................................................................................................................
NAIC Group Code 4992 ............................ NAIC Company Code 68713 ....................… Federal Employer's Identification Number (FEIN) 84-0499703 ........................................

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.Reporting entity’s total admitted assets as reported on Page 2 of this annual statement............................................................................................................$ .....…...... 33,128,700

2.Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	BXC BXDR SUB LLC	Bonds	$511,760	1.5%
2.02	BX TRUST	Bonds	$318,473	1.0%
2.03	FANNIE MAE	Bonds	$275,013	0.8%
2.04	FREDDIE MAC	Bonds	$222,120	0.7%
2.05	GS MORTGAGE BACKED SECURITIES	Bonds	$192,961	0.6%
2.06	Goldman Sachs	Derivative	$167,816	0.5%
2.07	Midwestern United Life Insurance Company	Common Stock	$164,745	0.5%
2.08	NEUBERGER BERMAN SPECIALTY FIN	Bonds, Limited Partnership	$141,582	0.4%
2.09	Barings North America Private	Bonds, Limited Partnership	$134,880	0.4%
2.10	READYCAP COMMERCIAL MORTGAG	Bonds	$129,241	0.4%

3.Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC 1	$13,945,553	42.1%	3.07	NAIC 1	$3,446	0.0%
3.02	NAIC 2	$8,694,327	26.2%	3.08	NAIC 2	$1,694	0.0%
3.03	NAIC 3	$619,844	1.9%	3.09	NAIC 3	$—	0.0%
3.04	NAIC 4	$220,735	0.7%	3.10	NAIC 4	$—	0.0%
3.05	NAIC 5	$21,461	0.1%	3.11	NAIC 5	$20	0.0%
3.06	NAIC 6	$1,761	0.0%	3.12	NAIC 6	$—	0.0%

4.Assets held in foreign investments:
4.01    Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?          Yes [ ] No [ X]
If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$4,351,379	13.1%
4.03	Foreign-currency-denominated investments	$88,366	0.3%
4.04	Insurance liabilities denominated in that same foreign currency	$—	0.0%

SECURITY LIFE OF DENVER INSURANCE COMPANY
Investment Risk Interrogatories
December 31, 2023
($'s in thousands)
SUPPLEMENT FOR THE YEAR 2023 OF THE SECURITY LIFE OF DENVER INSURANCE COMPANY

5.Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$3,892,669	11.8%
5.02	Countries designated NAIC-2	$372,494	1.1%
5.03	Countries designated NAIC-3 or below	$86,216	0.3%

6.Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:
6.01	Country 1:	CAYMAN ISLANDS	$1,660,784	5.0%
6.02	Country 2:	AUSTRALIA	$474,110	1.4%
	Countries designated NAIC - 2:
6.03	Country 1:	MEXICO	$182,662	0.6%
6.04	Country 2:	INDONESIA	$33,767	0.1%
	Countries designated NAIC - 3 or below:
6.05	Country 1:	COLOMBIA	$25,200	0.1%
6.06	Country 2:	LIBERIA	$19,200	0.1%

			1	2
7.	Aggregate unhedged foreign currency exposure		$2,886	0.0%

8.Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$2,886	0.0%
8.02	Countries designated NAIC-2	$—	0.0%
8.03	Countries designated NAIC-3 or below	$—	0.0%

9.Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

			1	2
	Countries designated NAIC - 1:
9.01	Country 1:	LUXEMBOURG	$2,886	0.0%
9.02	Country 2:		$—	0.0%
	Countries designated NAIC - 2:
9.03	Country 1:		$—	0.0%
9.04	Country 2:		$—	0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:		$—	0.0%
9.06	Country 2:		$—	0.0%
10.Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	READYCAP COMMERCIAL MORTGAG	1	$95,468	0.3%
10.02	MF1 MULTIFAMILY HOUSING MORTG	1, 2	$71,922	0.2%
10.03	PFP III	1, 2	$61,458	0.2%
10.04	BENEFIT STREET PARTNERS CLO LT	1, 2	$59,775	0.2%
10.05	NSW ELECTRICITY	2	$55,844	0.2%
10.06	GREENSAIF PIPELINES BIDC	1	$54,427	0.2%
10.07	MAGNETITE CLO LTD	1, 2	$48,732	0.1%
10.08	HAFSLUND E-CO AS	1	$48,651	0.1%
10.09	ARBOR REALTY COLLATERALIZED LO	1, 2	$46,984	0.1%
10.10	PALMER SQUARE CLO LTD	1, 2	$42,771	0.1%

SECURITY LIFE OF DENVER INSURANCE COMPANY
Investment Risk Interrogatories
December 31, 2023
($'s in thousands)

SUPPLEMENT FOR THE YEAR 2023 OF THE SECURITY LIFE OF DENVER INSURANCE COMPANY

11.Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?                  Yes [ X] No [ ]
If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$—	0.0%
11.03	Canadian-currency-denominated investments	$—	0.0%
11.04	Canadian-denominated insurance liabilities	$—	0.0%
11.05	Unhedged Canadian currency exposure	$—	0.0%

12Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?           Yes [ X] No [ ]
If response to 12.01 is yes, detail is not required for the remainder of interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$—	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$—	0.0%
12.04		$—	0.0%
12.05		$—	0.0%

13Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?           Yes [ ] No [ X]
If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	Midwestern United Life Insurance Company	$164,745	0.5%
13.03	FEDERAL HOME LOAN BANK	$82,901	0.3%
13.04	BLACKSTONE	$66,817	0.2%
13.05	Crescent Direct Lending Fund	$36,420	0.1%
13.06	VPC Asset Backed Opp Credit Fu	$28,160	0.1%
13.07	INSIGHT VENTURE PTNRS	$27,481	0.1%
13.08	PEG Co-Investment Fund L.P.	$26,162	0.1%
13.09	BROOKFIELD INFRASTRUCTURE	$26,009	0.1%
13.10	GREEN EQUITY INVESTORS	$23,927	0.1%
13.11	KKR Lending Partners	$23,008	0.1%

SECURITY LIFE OF DENVER INSURANCE COMPANY
Investment Risk Interrogatories
December 31, 2023
($'s in thousands)

SUPPLEMENT FOR THE YEAR 2023 OF THE SECURITY LIFE OF DENVER INSURANCE COMPANY

14Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?              Yes [ ] No [ X]
If response to 14.01 is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$1,136,886	3.4%
	Largest three investments with contractual sales restrictions:
14.03	FEDERAL HOME LOAN BANK	$82,901	0.3%
14.04	BLACKSTONE	$81,122	0.2%
14.05	Crescent Direct Lending Fund	$36,420	0.1%

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$—	$—	$—
14.07		$—	$—	$—
14.08		$—	$—	$—
14.09		$—	$—	$—
14.10		$—	$—	$—
14.11		$—	$—	$—
14.12		$—	$—	$—
14.13		$—	$—	$—
14.14		$—	$—	$—
14.15		$—	$—	$—

15Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?                  Yes [ ] No [ X]
If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$1,046,301	3.2%
	Largest three investments in general partnership interests:
15.03	BLACKSTONE	$81,122	0.2%
15.04	Crescent Direct Lending Fund	$36,420	0.1%
15.05	VPC Asset Backed Opp Credit Fu	$28,160	0.1%

SECURITY LIFE OF DENVER INSURANCE COMPANY
Investment Risk Interrogatories
December 31, 2023
($'s in thousands)

SUPPLEMENT FOR THE YEAR 2023 OF THE SECURITY LIFE OF DENVER INSURANCE COMPANY

16Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?                  Yes [ ] No [ X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial	$67,789	0.2%
16.03	Residential	$55,831	0.2%
16.04	Residential	$54,259	0.2%
16.05	Commercial	$52,904	0.2%
16.06	Commercial	$49,000	0.1%
16.07	Commercial	$47,250	0.1%
16.08	Residential	$45,055	0.1%
16.09	Commercial	$39,759	0.1%
16.10	Commercial	$39,002	0.1%
16.11	Commercial	$33,502	0.1%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$—	0.0%
16.13	Mortgage loans over 90 days past due	$8,941	0.0%
16.14	Mortgage loans in the process of foreclosure	$—	0.0%
16.15	Mortgage loans foreclosed	$—	0.0%
16.16	Restructured mortgage loans	$—	0.0%

17Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	above 95%	$10,582	0.0%	$—	0.0%	$—	0.0%
17.02	91 to 95%	$95	0.0%	$—	0.0%	$—	0.0%
17.03	81 to 90%	$244	0.0%	$112,605	0.3%	$—	0.0%
17.04	71 to 80%	$347,371	1.0%	$29,592	0.1%	$—	0.0%
17.05	below 70%	$684,290	2.1%	$2,540,603	7.7%	$—	0.0%

18Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?                      Yes [ X] No [ ]
If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18. Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description 1	2	3
18.02		$—	0.0%
18.03		$—	0.0%
18.04		$—	0.0%
18.05		$—	0.0%
18.06		$—	0.0%

19Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?          Yes [ X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$—	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$—	0.0%
19.04		$—	0.0%
19.05		$—	0.0%

SECURITY LIFE OF DENVER INSURANCE COMPANY
Investment Risk Interrogatories
December 31, 2023
($'s in thousands)

SUPPLEMENT FOR THE YEAR 2023 OF THE SECURITY LIFE OF DENVER INSURANCE COMPANY

20.Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
20.01	Securities lending agreements (do not include
	assets held as collateral for such transactions)	$—	0.0%	$—	$—	$—
20.02	Repurchase agreements	$—	0.0%	$—	$—	$—
20.03	Reverse repurchase agreements	$—	0.0%	$—	$—	$—
20.04	Dollar repurchase agreements	$—	0.0%	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	0.0%	$—	$—	$—

21.Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	0.0%	$—	0.0%
21.02	Income generation	$—	0.0%	$—	0.0%
21.03	Other	$—	0.0%	$—	0.0%

22.Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
22.01	Hedging	$2,100	0.0%	$1,635	$1,218	$1,081
22.02	Income generation	$—	0.0%	$—	$—	$—
22.03	Replications	$100,000	0.3%	$148,500	$147,000	$247,000
22.04	Other	$—	0.0%	$—	$—	$—

23.Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01	Hedging	$—	0.0%	$—	$—	$—
23.01	Income generation	$—	0.0%	$—	$—	$—
23.01	Replications	$—	0.0%	$—	$—	$—
23.01	Other	$1,553	0.0%	$2,546	$2,068	$1,951

SECURITY LIFE OF DENVER INSURANCE COMPANY
Summary Investment Schedule
December 31, 2023
($'s in thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage of Total
Long-Term Bonds:
U.S. Governments	$2,018,011	6.3%	$2,018,011	$—	$2,018,011	6.3%
All Other Governments	206,346	0.6	206,346	—	206,346	0.6
U.S. States, Territories and Possessions, etc. Guaranteed	30,753	0.1	30,753	—	30,753	0.1
U.S. Political Subdivisions of States, Territories, and Possessions, Guaranteed	32,789	0.1	32,789	—	32,789	0.1
U.S. Special Revenue & Special Assessment Obligations, etc. Non-Guaranteed	924,494	2.9	924,494	—	924,494	2.9
Industrial and Miscellaneous	18,485,040	57.7	18,485,040	—	18,485,040	57.7
Hybrid Securities	390,629	1.2	390,629	—	390,629	1.2
Unaffiliated Bank loans	1,413,550	4.4	1,413,550	—	1,413,550	4.4
Total Long-Term Bonds	$23,501,612	73.3%	$23,501,612	$—	$23,501,612	73.3%
Preferred Stocks:
Industrial and Miscellaneous (Unaffiliated)	$5,160	0.0%	$5,160	$—	$5,160	0.0%
Total Preferred Stocks	$5,160	0.0%	$5,160	$—	$5,160	0.0%
Common Stocks:
Industrial and miscellaneous (Unaffiliated) Other	90,584	0.3	90,584	—	90,584	0.3
Parent, Subsidiaries and Affiliates Other	166,690	0.5	166,690	—	166,690	0.5
Total Common Stocks	$257,274	0.8%	$257,274	$—	$257,274	0.8%
Mortgage Loans:
Residential Mortgages	1,042,582	3.3	1,042,582	—	1,042,582	3.3
Commercial Mortgages	2,526,674	7.9	2,526,674	—	2,526,674	7.9
Mezzanine Real Estate Loans	156,125	0.5	156,125	—	156,125	0.5
Total Mortgage Loans	$3,725,381	11.7%	$3,725,381	$—	$3,725,381	11.7%
Cash, Cash Equivalents and Short-Term Investments:
Cash	$177,327	0.6%	$177,327	$—	$177,327	0.6%
Cash Equivalents	765,406	2.4	765,406	—	765,406	2.4
Short-Term Investments	2,068	—	2,068	—	2,068	—
Total Cash, Cash Equivalents and Short-Term Investments	$944,801	3.0%	$944,801	$—	$944,801	3.0%
Contract Loans	1,854,898	5.9	1,853,620	—	1,853,620	5.8
Derivatives	472,555	1.5	472,555	—	472,555	1.5
Other Invested Assets	1,197,197	3.7	1,197,197	—	1,197,197	3.7
Receivables for Securities	34,285	0.1	34,285	—	34,285	0.1
Write-ins for Invested Assets	23,660	0.1	23,660	—	23,660	0.1
Total Invested Assets	$32,016,822	99.9%	$32,015,544	$—	$32,015,544	100.0%

* Excluding separate accounts